EXHIBIT 99.1

Barclays Global Consumer Staples Conference 2026 September 9, 2026

Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the federal securities laws, including Section 27 A of the Securities Act of 1933 , as amended (the “Securities Act”) and Section 21 E of the Securities Exchange Act of 1934 , as amended . Words such as “expects,” “believes,” “anticipates,” “forecasts,” “intends,” “seeks,” “aims,” “plans,” “assumes,” “estimates,” “projects,” “should,” “would,” “could,” “may,” “will,” “shall” or variations of such words are generally part of forward - looking statements . Forward - looking statements are not historical facts . They are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Sysco Corporation (“Sysco”) and its consolidated subsidiaries . Forward - looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the expected timing and completion of the proposed transaction with Jetro Restaurant Depot, the anticipated benefits of the proposed transaction (including synergies), and plans and expectations for the combined company, including regarding its results of operations and financial conditions, leadership composition, share repurchases, dividend level, credit ratings and leverage ratio, as well as statements regarding Sysco’s future financial performance and results, including its expectations regarding its future growth, including growth in sales and earnings per share, expectations regarding cost savings associated with AI, and other statements that are not historical facts . All such forward - looking statements are not a guarantee of future performance and are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the parties, that could cause actual results to differ materially from those expressed in such forward - looking statements . Key factors that could cause actual results to differ materially include, but are not limited to : the occurrence of any event, change or other circumstances that could give rise to the right of either or both parties to terminate the merger agreement ; the risk that regulatory approvals may not be obtained or other closing conditions may not be satisfied in a timely manner or at all, as well as the risk that regulatory approvals are obtained subject to conditions that are not anticipated ; the risk of other delays in closing the transaction ; the possibility that any of the anticipated benefits and projected synergies of the transaction will not be realized or will not be realized within the expected time period ; unforeseen or unknown liabilities ; Sysco’s ability to raise debt on favorable terms or at all ; risks related to business disruptions from the proposed transaction that may harm the business or current plans and operations of either or both parties, including disruption of management time from ongoing business operations ; credit ratings decline of the combined company following the proposed transaction ; the outcome of any legal proceedings that may be instituted against Sysco Holdings Corporation (“Sysco Holdings”), Sysco or their directors ; risks related to difficulties, inabilities or delays in integrating the parties’ businesses ; the risk that the proposed transaction and its announcement could have an adverse effect on the market price of the common stock of Sysco ; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of either or both parties to retain and hire key personnel or maintain business, contractual or operational relationships, on the parties’ operating results and businesses generally ; certain restrictions during the pendency of the transaction that may impact Sysco’s and Jetro Restaurant Depot’s ability to pursue certain business opportunities or strategic transactions ; and the effects of industry, market, economic, political or regulatory conditions outside of the parties’ control, as well as the impact of geopolitical, economic and market conditions and developments, including changes in global trade policies and tariffs and foreign conflicts ; risks related to Sysco’s business initiatives ; periods of significant or prolonged inflation or deflation and their impact on Sysco’s product costs, volume, foot traffic and profitability generally ; risks related to Sysco’s efforts to implement its transformation initiatives and meet its other long - term strategic objectives ; risks of interruption of supplies and increase in product costs ; risks related to changes in consumer eating habits ; and the impact of natural disasters or adverse weather conditions, public health crises, adverse publicity or lack of confidence in Sysco’s products, and product liability claims . Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in these forward - looking statements . Therefore, you should not place undue reliance on any of the forward - looking statements contained herein . For more information on these risks and other concerning factors that could cause actual results to differ from those expressed or forecasted, see Sysco’s Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q, and other filings with the U . S . Securities and Exchange Commission (the “SEC”) . Any forward - looking statement speaks only as of the date on which it is made, and Sysco undertakes no obligation to update or revise any forward - looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law . This presentation includes certain measures which are not presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), such as EBITDA, Adjusted EBITDA, Net Debt, Free Cash Flow, Free Cash Flow Conversion, and Operating Income Adjusted for Certain Items, that Sysco believes provide important perspective with respect to underlying business trends . Non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results . Non - GAAP measures provide meaningful supplemental information to both management and investors that (1) are indicative of the performance of the company’s underlying operations and (2) facilitate comparisons on a year - over - year basis . Non - GAAP measures should not be considered in isolation or as an alternative to GAAP measures, and should be considered only as a supplement to, and not as superior to, GAAP measures . The reasons for which management relies on non - GAAP measures, their definitions and reconciliations of historical non - GAAP financial measures to the nearest corresponding GAAP financial measure are included at the end of this presentation . IMPORTANT INFORMATION REGARDING THE TRANSACTION AND WHERE TO FIND IT In connection with the proposed transaction, Sysco caused Sysco Holdings to file with the SEC a registration statement on Form S - 4 which includes a prospectus of Sysco Holdings (the “prospectus”) . BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF SYSCO ARE URGED TO READ THE PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION . Investors and security holders may obtain free copies of the prospectus about Sysco and Sysco Holdings, any amendments or supplements thereto and other documents containing important information about Sysco and Sysco Holdings, once such documents are filed with the SEC, through the website maintained by the SEC at www . sec . gov . Copies of the documents filed with the SEC by Sysco will be available free of charge under the “Investors” section of Sysco’s website located at investors . sysco . com . NO OFFER OR SOLICITATION This presentation is not intended and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act . 2

Kevin Hourican CHAIR OF THE BOARD AND CHIEF EXECUTIVE OFFICER 3

Sysco Business at a Glance # 1 #1 market share in U.S., Canada, U.K., Ireland, Costa Rica, Panama, Bahamas; Leading market share in Sweden and France. 2 Expected sales for FY27 based on midpoint of Sysco 6% - 7% guidance range equating to ~$90 billion as of 09/09/26. ~$ 90 billion in FY27E Sales 2 75,000+ Global Colleagues 333 Distribution Facilities #1 Market Share 1 ~670K Customer Locations Only Global Player Leading 1 Market Share + Best - in - Class Food Export Business 4 Houston, TX Global HQ Restaurants , 59% Healthcare , 8% Education & Government , 8% Travel & Leisure , 7% Other , 18% Sales by Customer Type (FY26) U.S. Foodservice , 70% International , 19% SYGMA , 10% Other , 1% Sales by Segment (FY26) Leading Specialty Platform

$- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 1969 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 2025 2027E Fiscal Year Sales in Billions 1 POSITIONED TO WIN • #1 position across National, Local, and Specialty • Compelling growth opportunities with specialty (produce, protein, non - food) • International segment continues to drive strong growth • Strong M&A track record 5 1 Expected sales for FY27 based on midpoint of Sysco 6% - 7% guidance range equating to ~$90 billion as of 09/09/26. 11% CAGR Growing Sales in 55 Out of 58 Years

Broad Strength Across Diverse Customer Base $43.7 $49.7 FY'22 FY'26 $5.2 $6.1 FY'22 FY'26 $5.5 $6.8 FY'22 FY'26 $5.2 $6.8 FY'22 FY'26 Restaurant 59% of Total Sales Travel & Leisure 7% of Total Sales Education & Government 8% of Total Sales Healthcare 8% of Total Sales + 3.2% CAGR 6 Sales in Billions ($) +4.1% CAGR +7.0 % CAGR +5.5% CAGR

Projecting approximately 2.5% local case growth in FY27, reflecting a 2 - year stack of 400+ bps Data represents USFS local case growth. Sysco’s Local Performance Has Meaningful Momentum into FY27 7 (1.4%) 0.5% 2.9% ~ 2.5% (3.0%) (2.0%) (1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% FY 2025 1H26 2H26 FY 2027E

Reaffirming Fiscal Year 2027 Guidance

Sales Growth

6-7%

Targeting ~2.5% local case growth in 2027

Adj. EPS Growth[1]

9-11%

- Sales expectations include:
  - volume growth,
  - inflation of ~1.5%-2%,
  - ~2% related to 53rd week
- FY27 adjusted EPS growth expected at high-end of earnings algorithm including:
  - ~$100 million in cost out for the year
  - USFS segment profit growth
  - Double digit profit growth for International segment
  - $1 billion in dividends

[1] See Non-GAAP reconciliations at the end of the presentation.
Extra week contributes approximately 2% to FY27 guidance ranges.
Guidance as of 9/9/2026, and reflects 53rd week except local case growth target of ~2.5% which is on a comparable 52 week basis.

Sysco 8

Introducing $500 million of AI and technology efficiency net cost out realized in fiscal 2029. Including the ~$100 million in net cost out included within fiscal 2027 guidance. 9 Better, Faster, More Efficient Introducing $500 Million Annualized Efficiency Program Powered by AI Technology 2 Supply Chain Productivity Indirect Spend Management Customer Experience & Back Office Simplification Merchandising & Procurement Automation Four Project Focus Areas

Sales Growth 4% – 7% Adj. EPS Growth 2 9% – 11% 1 Algorithm for fiscal years 2028 and 2029. 2 See Non - GAAP reconciliations at the end of the presentation. 3 Assumes no change in P/E multiple to isolate the impact of adjusted EPS growth and dividend yield. Total Shareholder Return 3 12% – 14% 10 Raising our Mid - Term 1 Financial Algorithm (Previously 4% - 6%) (Previously 6% - 8%) (Previously 9% - 11%)

Introducing A Bold New Chapter of Growth

Creating a Preeminent Multi-Channel Foodservice Distribution Platform

#1 Foodservice Distributor — Sysco

+

#1 Cash & Carry Operator — Restaurant Depot

Local Revenue Increase	1.5x+
Customer Value Proposition	↑
Future Geographic Expansion	125+ New Locations[1]

Delivering Significantly Enhanced Financial Profile[2]

Greater Scale



Revenue
~20%
Sysco
Pro Forma
Adj. EBITDA³
~45%
Sysco
Pro Forma
FCF³,⁴
~55%
Sysco
Pro Forma

Step Up in Adj. EBITDA Margins[3]



5.2%
Sysco
13.0%
Restaurant Depot
6.7%⁵
Pro Forma

Higher FCF Conversion[6]

80%+ Sysco *Combined with* 90%+ Restaurant Depot → 85%+ *Pro Forma*

Unlocking Meaningful Value Creation

Mid to High Single Digit
Year 1 Adj. EPS Accretion[7]

Low to Mid-Teens
Year 2 Adj. EPS Accretion[7]

>$2 Billion
Additional Longer-Term Annual FCF

Sysco Source: Investor Presentation from 3/30/26 [1] Over at least the next two decades in the U.S. [2] Based on Dec-25 LTM financials. [3] See Non-GAAP reconciliations at the end of the presentation. [4] Free Cash Flow defined as Adj. EBITDA – Capex. [5] Includes $250M annualized expected net cost synergies. [6] FCF Conversion defined as Free Cash Flow divided by Adj. EBITDA. [7] Does not include transaction-related D&A.

11

~$2 ~$16 6% 13% 5 7 9 11 13 15 17 19 0 2 4 6 8 10 12 14 16 18 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Revenue ($B) Adj. EBITDA Margin Deflation COVID Global Financial Crisis Restaurant Depot: Consistent and Profitable Growth Over the Last Two Decades Restaurant Depot has a resilient business model that performs well throughout economic cycles Restaurant Depot Historical Performance Over Time ($B) Same Store Sales 1 Average Growth: +7% 2004 - 2025 Revenue CAGR: +9% 2004 - 2025 Adj. EBITDA CAGR: +14% 2004 - 2025 Note: Dec - FYE 2025 financials. 1 Same Store Sales growth based on stores open longer than 18 months. 12

Brandon Sewell INTERIM CHIEF FINANCIAL OFFICER 13

$4.01 $4.31 $4.46 $4.61 $5.07 at Midpoint 3.5 3.7 3.9 4.1 4.3 4.5 4.7 4.9 5.1 5.3 FY 2023 FY 2024 FY 2025 FY 2026 FY 2027E $76.3 $78.8 $81.4 $84.6 ~ $90 bil. at Midpoint 60.0 65.0 70.0 75.0 80.0 85.0 90.0 95.0 FY 2023 FY 2024 FY 2025 FY 2026 FY 2027E 1 See Non - GAAP reconciliations at the end of the presentation. 2 FY27E figures represent Sysco’s guidance as provided on 09/09/26. 4% CAGR Attractive Return Profile #1 Market Share + Industry Leading: • Sales • Gross Margins • EBITDA Margins • Free Cash Flow • ROIC • Investment Grade Balance Sheet Adj. EPS 1 6% CAGR 14 2 2 Advancing Our Leading Industry Position Net Sales in Billions

Introducing $500 million of AI and technology efficiency net cost out realized in fiscal 2029. Including the ~$100 million in net cost out included within fiscal 2027 guidance. 15 Better, Faster, More Efficient Introducing $500 Million Annualized Efficiency Program Powered by AI Technology 2 Supply Chain Productivity Indirect Spend Management Customer Experience & Back Office Simplification Merchandising & Procurement Automation Four Project Focus Areas

Optimizing Indirect Spend • Faster, more efficient procurement cycles • Enhanced visibility into historically opaque spending categories • Supporting deleverage commitments Indirect Sourcing & Spend Reverse Auction Technology Tools Optimized & Efficient Spending 16

Investors Have Sought More Details on the Following Topics Since Deal Announcement Margin Profile Deleverage Plan Better Together Synergies Restaurant Depot's Future Store Growth 17

 Average JRD vs.  Average Club Peer  Club Peer Average  $180M  $97M  Net Sales / Store (w/out membership fees) 13% 19% Gross Profit % 1 12% 7% OpEx % 2% 12% Operating Profit % (w/out membership fees) 4% 12% Operating Profit % (incl. membership fees) JRD's gross margin is 6 ppt higher than club peers average JRD's OpEx intensity is 5 ppt lower than club peers average JRD does not generate any income from membership fees, which contribute 2 ppt to average of club peer margins Note: Numbers may not foot due to rounding; 1. Rebates reclassified from SG&A to gross margin to align with peer accounting t rea tment; no impact on operating margin. Source: Company financials; Club peers include BJ’s Wholesale, Costco, and Sam’s Club JRD Has Higher Gross Margin & Lower OpEx Intensity Than Club Peers 18

4% 12%  Club Store  Operating Profit  +0 - 2%  Lower Occupancy Costs  +0 - 1%  Fewer  O perating Hours  +2 - 4%  Leaner  S taffing  Model +3 - 4%  Favorable Product  Mix (0 - 1%)  Higher  Shrink  +2 - 3%  All  Other (2%)  Membership  Fees  JRD  Operating  Profit Walk from Average Club Store to JRD Operating Profit (% of Sales, as of 2025) Leaner Operations Note: Numbers may not foot due to rounding; Source: Company 10 - Ks; Company websites; Company earning calls “All Other” category includes items such as marketing spending and lower credit card fees driven by higher cash mix Margin Bridge | Structural Advantages in Lean Operations & Product Mix Drive Much of JRD’s Margin Advantage 19

Leaner Staffing | JRD Also Has ~50% Fewer Employees Per Store – Restaurant Operators Seek Fewer In-Store Services & Amenities Than Consumers

In-Store Positions	Restaurant Depot	Club Peer Average
Store Manager	✓	✓
Cashier	✓	✓
Warehouse Associate	✓	✓
Loading Dock Associate	✓	✓
Forklift Operator	✓	✓
Security	✓	✓
In-store Replenishment	✗	✓
In-store Merchandising	✗	✓
Member / Customer Service	✗	✓
Deli Counter	✗	✓
Bakery	✗	✓
Meat & Seafood	✗	✓
Produce	✗	✓
Sampling Station	✗	≈
Optical Center	✗	≈
Pharmacy Technician	✗	≈
Tire & Auto Center Technician	✗	≈
Gas Station Attendant	✗	✓

JRD serves restaurant operators who typically seek an assortment-focused experience, seeking ingredients for their business

JRD has fewer staffed functions leading to ~50% lower headcount per store - a direct driver of its OpEx advantage vs. peers

Source: Company websites

Position key: ✓ Present at most locations ≈ Some presence ✗ No presence

Sysco 20

21 2.9x 2.8x 2.7x 4.5x 3.5x 2.75x 0x 1x 2x 3x 4x 5x Q2 2026 Q3 2026 Q4 2026 At Close (Est.) Year 2E Post-close LT Target Net Debt to Adjusted EBITDA 1 Leverage Trajectory • Ended the fourth quarter with a 2.7x net debt leverage ratio • Investment grade credit ratings expected to be maintained • Committed to ~1.0x net leverage reduction within 24 months post - close • Long - term target remains 2.75x • No large - scale M&A until target leverage achieved • $250M in net cost synergies fully ramping in year 3 Strong Commitment to Rapid Deleveraging 1 See Non - GAAP reconciliations at the end of the presentation. 21

Cumulative Cash Returned to Shareholders in Billions $0.7 $3.3 $5.9 $7.6 $9.4 $11.1 $12.0 $13.5 $15.0 $17.2 $19.5 $20.7 $21.7 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 FY26 FY27E Dividends Share Repurchase Strong Cash Generation Drives Shareholder Returns On - Track to return approximately $21.7 billion in cumulative cash to shareholders over 13 years Returned ~$1.2 billion in cash to shareholders in FY26 22

Kevin Hourican CHAIR OF THE BOARD AND CHIEF EXECUTIVE OFFICER 23

High Confidence in Opening 125+ Net New Locations

Overview of Real Estate Footprint



Restaurant Depot Locations
In-House Logistics Facilities

Sysco [1] Over at least the next two decades in the U.S.

24

Differentiated Real Estate Strategy

- **High-value real estate with first-to-market**, strategic advantage in dense urban environments
- **130 owned stores** representing ~80% of store footprint
- Strategically located stores to facilitate **convenient and efficient customer access**, driving greater share of wallet
- Additional opportunity to **expand to Canada**, over time.

125+
new locations[1] whitespace in the U.S.

100%
of mature stores are profitable

Opportunity to exceed the $250 Million included in accretion figures Significant growth opportunities Represent incremental upside potential Purchasing Synergies JRD Store Growth Enhanced Fulfillment Models Better Selling Loyalty Broader Assortment, Greater Value "Better Together" Has Potential to Deliver Meaningful Upside to the $250 Million in Communicated Synergies 25

Sysco is an Attractive Investment Opportunity 26 Market leader in foodservice with strong momentum across Sysco’s core business Jetro Restaurant Depot transaction significantly strengthens profitability profile of combined company Introducing $500 million in AI & technology powered transformation Sysco raises mid - term algorithm : - Sales growth of 4 – 7% - Adjusted EPS growth of 9 – 11%

27

Notes 28

Notes 29

NON - GAAP RECONCILIATIONS 30

Impact of Certain Items The discussion of our results includes certain non - GAAP financial measures, including EBITDA and adjusted EBITDA, that we believe provide important perspective with respect to underlying business trends . Other than EBITDA and free cash flow, any non - GAAP financial measures will be denoted as adjusted measures to remove (1) restructuring charges ; (2) expenses associated with our various transformation initiatives ; (3) severance charges ; (4) acquisition - related costs consisting of : (a) intangible amortization expense and (b) acquisition costs and due diligence costs related to our acquisitions . Adjustments provided herein for fiscal year 2026 results of operations also remove the impact of a charge associated with a legal matter, amortization expense associated with debt issuance costs on a bridge loan facility, and a loss on deal contingent rate lock transactions entered into to mitigate interest rate risk on future permanent debt that could potentially be issued to finance the purchase of Jetro Restaurant Depot . No similar charges were applicable in fiscal year 2025 , fiscal year 2024 , and fiscal year 2023 . Adjustments provided herein for fiscal year 2025 results of operations also remove the impact of a goodwill impairment charge . No similar charge was applicable in fiscal year 2026 , fiscal year 2024 , and fiscal year 2023 . Our results for fiscal year 2023 were also impacted by a pension settlement charge that resulted from the purchase of a nonparticipating single premium group annuity contract that transferred defined benefit plan obligations to an insurer, adjustments to our bad debt reserve specific to aged receivables existing prior to the COVID - 19 pandemic, adjustments to a product return allowance related to COVID - related personal protection equipment inventory, and a gain on a litigation financing agreement . The results of our operations can be impacted due to changes in exchange rates applicable in converting local currencies to U . S . dollars . We measure our results on a constant currency basis . Constant currency operating results are calculated by translating current - period local currency operating results with the currency exchange rates used to translate the financial statements in the comparable prior - year period to determine what the current - period U . S . dollar operating results would have been if the currency exchange rate had not changed from the comparable prior - year period . We also measure our sales growth excluding the impact of our joint venture in Mexico which was divested in the second quarter of fiscal year 2025 . Management believes that adjusting its operating expenses, operating income, operating margin, interest expense, other (income) expense, net earnings and diluted earnings per share to remove these Certain Items, presenting its results on a constant currency basis, and adjusting its sales results to exclude the impact of its joint venture in Mexico provides an important perspective with respect to our underlying business trends and results . It provides meaningful supplemental information to both management and investors that (1) is indicative of the performance of the company’s underlying operations and (2) facilitates comparisons on a year - over - year basis . Sysco has a history of growth through acquisitions and excludes from its non - GAAP financial measures the impact of acquisition - related intangible amortization, acquisition costs and due - diligence costs for those acquisitions . We believe this approach significantly enhances the comparability of Sysco’s results for fiscal year 2026 , fiscal year 2025 , fiscal year 2024 , and fiscal year 2023 . Set forth below is a reconciliation of sales, operating expenses, operating income, interest expense, other (income) expense, net earnings and diluted earnings per share to adjusted results for these measures for the periods presented . Individual components of diluted earnings per share may not be equal to the total presented when added due to rounding . Adjusted diluted earnings per share is calculated using adjusted net earnings divided by diluted shares outstanding . The non - GAAP financial measures shown in the following tables should not be used as a substitute for the most comparable GAAP financial measures in assessing the company’s financial performance for the periods presented . An analysis of any non - GAAP financial measure should be used in conjunction with results presented in accordance with GAAP . Illustrative pro forma results are included, which show the impact of the combination of Sysco and Restaurant Depot, of which some metrics are Non - GAAP metrics . We believe these provide an important perspective related to underlying and potential pro forma business trends on the proposed combined organization . These pro forma metrics are produced using the same basis of adjustments, where applicable, for Sysco Corporation and Restaurant Depot . 31

Sysco Corporation and its Consolidated Subsidiaries
Segment Results
Non-GAAP Reconciliation (Unaudited)
Impact of Certain Items
(Dollars in Millions)

	52-Week Period Ended Jun. 27, 2026	52-Week Period Ended Jun. 28, 2025	52-Week Period Ended Jun. 29, 2024	52-Week Period Ended Jul. 1, 2023
Sales (GAAP)	$ 84,553	$ 81,370	$ 78,844	$ 76,325
Cost of sales (GAAP)	$ 68,914	$ 66,401	$ 64,236	$ 62,370
Impact of inventory valuation adjustment	-	-	-	3 [1]
Cost of sales adjusted for Certain Items (Non-GAAP)	$ 68,914	$ 66,401	$ 64,236	$ 62,373
Gross profit (GAAP)	$ 15,639	$ 14,969	$ 14,608	$ 13,955
Impact of inventory valuation adjustment	-	-	-	(3) [1]
Gross profit adjusted for Certain Items (Non-GAAP)	$ 15,639	$ 14,969	$ 14,608	$ 13,952
Operating expenses (GAAP)	$ 12,544	$ 11,881	$ 11,406	$ 10,916
Impact of restructuring and transformational project costs	(287) [2]	(183) [2]	(120) [2]	(63) [2]
Impact of acquisition-related costs	(232) [3]	(160) [3]	(159) [3]	(116) [3]
Impact of bad debt reserve adjustments	-	-	-	5 [4]
Impact of goodwill impairment	-	(92)	-	-
Operating expenses adjusted for Certain Items (Non-GAAP)	$ 12,025	$ 11,446	$ 11,127	$ 10,742
Operating income (GAAP)	$ 3,095	$ 3,088	$ 3,202	$ 3,039
Impact of inventory valuation adjustment	-	-	-	(3) [1]
Impact of restructuring and transformational project costs	287 [2]	183 [2]	120 [2]	63 [2]
Impact of acquisition-related costs	232 [3]	160 [3]	159 [3]	116 [3]
Impact of bad debt reserve adjustments	-	-	-	(5) [4]
Impact of goodwill impairment	-	92	-	-
Operating income adjusted for Certain Items (Non-GAAP)	$ 3,614	$ 3,523	$ 3,481	$ 3,210
Interest expense (GAAP)	717	$ 635	$ 607	$ 527
Impact of bridge loan amortization	(30) [5]	-	-	-
Interest expense adjusted for Certain Items (Non-GAAP)	$ 687	$ 635	$ 607	$ 527
Other expense (income) (GAAP)	$ 102	$ 38	$ 30	$ 227
Impact of other non-routine gains and losses	-	-	-	(194) [6]
Impact of deal contingent rate lock transactions	(54) [5]	-	-	-
Other expense (income) adjusted for Certain Items (Non-GAAP)	$ 48	$ 38	$ 30	$ 33

32

Sysco

Sysco Corporation and its Consolidated Subsidiaries Segment Results Non - GAAP Reconciliation (Unaudited) Impact of Certain Items, Continued (Dollars in Millions) 33 Net earnings (GAAP) $ 1,757 $ 1,828 $ 1,955 $ 1,770 Impact of inventory valuation adjustment - - - (3) (1) Impact of restructuring and transformational project costs 287 (2) 183 (2) 120 (2) 63 (2) Impact of acquisition-related costs 232 (3) 160 (3) 159 (3) 116 (3) Impact of bad debt reserve adjustments - - - (5) (4) Impact of goodwill impairment - 92 - - Impact of bridge loan amortization 30 (5) - - - Impact of deal contingent rate lock transactions 54 (5) - - - Impact of other non-routine gains and losses - - - 194 (6) Tax impact of inventory valuation adjustment (7) - - - 1 Tax impact of restructuring and transformational project costs (7) (69) (42) (29) (15) Tax impact of acquisition-related costs (7) (56) (37) (38) (29) Tax impact of bad debt reserve adjustments (7) - - - 1 Tax impact of goodwill impairment (7) - (10) - - Tax impact of bridge loan amortization (7) (7) - - - Tax impact of deal contingent rate lock transactions (7) (13) - - - Tax impact of other non-routine gains and losses (7) - - - (49) Impact of other non-routine tax adjustments - 10 - - Net earnings adjusted for Certain Items (Non-GAAP) $ 2,215 $ 2,184 $ 2,167 $ 2,044 Diluted earnings per share (GAAP) $ 3.66 $ 3.73 $ 3.89 $ 3.47 Impact of inventory valuation adjustment - - - (0.01) (1) Impact of restructuring and transformational project costs 0.60 (2) 0.37 (2) 0.24 (2) 0.12 (2) Impact of acquisition-related costs 0.48 (3) 0.33 (3) 0.32 (3) 0.23 (3) Impact of bad debt reserve adjustments - - - (0.01) (4) Impact of goodwill impairment - 0.19 - - Impact of bridge loan amortization 0.06 (5) - - - Impact of deal contingent rate lock transactions 0.11 (5) - - - Impact of other non-routine gains and losses - - - 0.38 (6) Tax impact of inventory valuation adjustment (7) - - - - Tax impact of restructuring and transformational project costs (7) (0.14) (0.09) (0.06) (0.03) Tax impact of acquisition-related costs (7) (0.12) (0.08) (0.08) (0.06) Tax impact of bad debt reserve adjustments (7) - - - - Tax impact of goodwill impairment (7) - (0.02) - - Tax impact of bridge loan amortization (7) (0.01) - - - Tax impact of deal contingent rate lock transactions (7) (0.03) - - - Tax impact of other non-routine gains and losses (7) - - - (0.10) Impact of other non-routine tax adjustments - 0.02 - - Diluted earnings per share adjusted for Certain Items (Non-GAAP) (8) $ 4.61 $ 4.46 $ 4.31 $ 4.01 Diluted shares outstanding 480,612,203 489,825,648 503,096,086 509,719,756 (5) Fiscal year 2026 includes amortization expense associated with debt issuance costs on a bridge loan facility and a loss on deal contingent rate lock transactions, both of which are related to the planned acquisition of Jetro Restaurant Depot. (4) Represents the reduction of bad debt charges previously taken on pre-pandemic trade receivable balances in fiscal year 2020. (6) Fiscal year 2023 primarily includes a pension settlement charge of $315 million that resulted from the purchase of a nonparticipating single premium group annuity contract that transferred defined benefit plan obligations to an insurer and $122 million in income from a litigation financing agreement. (1) Fiscal year 2023 represents an adjustment to a product return allowance, related to COVID-related personal protection equipment inventory. (2) Fiscal year 2026 includes $71 million related to restructuring costs, severance charges, and costs associated with a legal matter and $216 million related to various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy. Fiscal year 2025 includes $57 million related to restructuring and severance charges and $126 million related to various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy. Fiscal year 2024 includes $56 million related to restructuring and severance charges and $64 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. Fiscal year 2023 includes $20 million related to restructuring and severance charges and $43 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscal year 2026 includes $147 million of intangible amortization expense and $85 million in acquisition and due diligence costs. Fiscal year 2025 includes $133 million of intangible amortization expense and $27 million in acquisition and due diligence costs. Fiscal year 2024 includes $128 million of intangible amortization expense and $31 million in acquisition and due diligence costs. Fiscal year 2023 includes $105 million of intangible amortization expense and $10 million in acquisition and due diligence costs. (7) The tax impact of adjustments for Certain Items is calculated by multiplying the pretax impact of each Certain Item by the statutory rates in effect for each jurisdiction where the Certain Item was incurred. (8) Individual components of diluted earnings per share may not add up to the total presented due to rounding. Total diluted earnings per share is calculated using adjusted net earnings divided by diluted shares outstanding. 52-Week Period Ended Jun. 27, 2026 52-Week Period Ended Jun. 28, 2025 52-Week Period Ended Jun. 29, 2024 52-Week Period Ended Jul. 1, 2023 Sales (GAAP) $ 84,553 $ 81,370 $ 78,844 $ 76,325 Cost of sales (GAAP) $ 68,914 $ 66,401 $ 64,236 $ 62,370 Impact of inventory valuation adjustment - - - 3 (1) Cost of sales adjusted for Certain Items (Non-GAAP) $ 68,914 $ 66,401 $ 64,236 $ 62,373 Gross profit (GAAP) $ 15,639 $ 14,969 $ 14,608 $ 13,955 Impact of inventory valuation adjustment - - - (3) (1) Gross profit adjusted for Certain Items (Non-GAAP) $ 15,639 $ 14,969 $ 14,608 $ 13,952 Operating expenses (GAAP) $ 12,544 $ 11,881 $ 11,406 $ 10,916 Impact of restructuring and transformational project costs (287) (2) (183) (2) (120) (2) (63) (2) Impact of acquisition-related costs (232) (3) (160) (3) (159) (3) (116) (3) Impact of bad debt reserve adjustments - - - 5 (4) Impact of goodwill impairment - (92) - - Operating expenses adjusted for Certain Items (Non-GAAP) $ 12,025 $ 11,446 $ 11,127 $ 10,742 Operating income (GAAP) $ 3,095 $ 3,088 $ 3,202 $ 3,039 Impact of inventory valuation adjustment - - - (3) (1) Impact of restructuring and transformational project costs 287 (2) 183 (2) 120 (2) 63 (2) Impact of acquisition-related costs 232 (3) 160 (3) 159 (3) 116 (3) Impact of bad debt reserve adjustments - - - (5) (4) Impact of goodwill impairment - 92 - - Operating income adjusted for Certain Items (Non-GAAP) $ 3,614 $ 3,523 $ 3,481 $ 3,210 Interest expense (GAAP) 717 $ 635 $ 607 $ 527 Impact of bridge loan amortization (30) (5) - - - Interest expense adjusted for Certain Items (Non-GAAP) $ 687 $ 635 $ 607 $ 527 Other expense (income) (GAAP) $ 102 $ 38 $ 30 $ 227 Impact of other non-routine gains and losses - - - (194) (6) Impact of deal contingent rate lock transactions (54) (5) - - - Other expense (income) adjusted for Certain Items (Non-GAAP) $ 48 $ 38 $ 30 $ 33

Sysco Corporation and its Consolidated Subsidiaries Segment Results Non - GAAP Reconciliation (Unaudited) Impact of Certain Items, Continued (Dollars in Millions) 34 Net earnings (GAAP) $ 1,757 $ 1,828 $ 1,955 $ 1,770 Impact of inventory valuation adjustment - - - (3) (1) Impact of restructuring and transformational project costs 287 (2) 183 (2) 120 (2) 63 (2) Impact of acquisition-related costs 232 (3) 160 (3) 159 (3) 116 (3) Impact of bad debt reserve adjustments - - - (5) (4) Impact of goodwill impairment - 92 - - Impact of bridge loan amortization 30 (5) - - - Impact of deal contingent rate lock transactions 54 (5) - - - Impact of other non-routine gains and losses - - - 194 (6) Tax impact of inventory valuation adjustment (7) - - - 1 Tax impact of restructuring and transformational project costs (7) (69) (42) (29) (15) Tax impact of acquisition-related costs (7) (56) (37) (38) (29) Tax impact of bad debt reserve adjustments (7) - - - 1 Tax impact of goodwill impairment (7) - (10) - - Tax impact of bridge loan amortization (7) (7) - - - Tax impact of deal contingent rate lock transactions (7) (13) - - - Tax impact of other non-routine gains and losses (7) - - - (49) Impact of other non-routine tax adjustments - 10 - - Net earnings adjusted for Certain Items (Non-GAAP) $ 2,215 $ 2,184 $ 2,167 $ 2,044 Diluted earnings per share (GAAP) $ 3.66 $ 3.73 $ 3.89 $ 3.47 Impact of inventory valuation adjustment - - - (0.01) (1) Impact of restructuring and transformational project costs 0.60 (2) 0.37 (2) 0.24 (2) 0.12 (2) Impact of acquisition-related costs 0.48 (3) 0.33 (3) 0.32 (3) 0.23 (3) Impact of bad debt reserve adjustments - - - (0.01) (4) Impact of goodwill impairment - 0.19 - - Impact of bridge loan amortization 0.06 (5) - - - Impact of deal contingent rate lock transactions 0.11 (5) - - - Impact of other non-routine gains and losses - - - 0.38 (6) Tax impact of inventory valuation adjustment (7) - - - - Tax impact of restructuring and transformational project costs (7) (0.14) (0.09) (0.06) (0.03) Tax impact of acquisition-related costs (7) (0.12) (0.08) (0.08) (0.06) Tax impact of bad debt reserve adjustments (7) - - - - Tax impact of goodwill impairment (7) - (0.02) - - Tax impact of bridge loan amortization (7) (0.01) - - - Tax impact of deal contingent rate lock transactions (7) (0.03) - - - Tax impact of other non-routine gains and losses (7) - - - (0.10) Impact of other non-routine tax adjustments - 0.02 - - Diluted earnings per share adjusted for Certain Items (Non-GAAP) (8) $ 4.61 $ 4.46 $ 4.31 $ 4.01 Diluted shares outstanding 480,612,203 489,825,648 503,096,086 509,719,756 (5) Fiscal year 2026 includes amortization expense associated with debt issuance costs on a bridge loan facility and a loss on deal contingent rate lock transactions, both of which are related to the planned acquisition of Jetro Restaurant Depot. (4) Represents the reduction of bad debt charges previously taken on pre-pandemic trade receivable balances in fiscal year 2020. (6) Fiscal year 2023 primarily includes a pension settlement charge of $315 million that resulted from the purchase of a nonparticipating single premium group annuity contract that transferred defined benefit plan obligations to an insurer and $122 million in income from a litigation financing agreement. (1) Fiscal year 2023 represents an adjustment to a product return allowance, related to COVID-related personal protection equipment inventory. (2) Fiscal year 2026 includes $71 million related to restructuring costs, severance charges, and costs associated with a legal matter and $216 million related to various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy. Fiscal year 2025 includes $57 million related to restructuring and severance charges and $126 million related to various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy. Fiscal year 2024 includes $56 million related to restructuring and severance charges and $64 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. Fiscal year 2023 includes $20 million related to restructuring and severance charges and $43 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscal year 2026 includes $147 million of intangible amortization expense and $85 million in acquisition and due diligence costs. Fiscal year 2025 includes $133 million of intangible amortization expense and $27 million in acquisition and due diligence costs. Fiscal year 2024 includes $128 million of intangible amortization expense and $31 million in acquisition and due diligence costs. Fiscal year 2023 includes $105 million of intangible amortization expense and $10 million in acquisition and due diligence costs. (7) The tax impact of adjustments for Certain Items is calculated by multiplying the pretax impact of each Certain Item by the statutory rates in effect for each jurisdiction where the Certain Item was incurred. (8) Individual components of diluted earnings per share may not add up to the total presented due to rounding. Total diluted earnings per share is calculated using adjusted net earnings divided by diluted shares outstanding. 52-Week Period Ended Jun. 27, 2026 52-Week Period Ended Jun. 28, 2025 52-Week Period Ended Jun. 29, 2024 52-Week Period Ended Jul. 1, 2023 Sales (GAAP) $ 84,553 $ 81,370 $ 78,844 $ 76,325 Cost of sales (GAAP) $ 68,914 $ 66,401 $ 64,236 $ 62,370 Impact of inventory valuation adjustment - - - 3 (1) Cost of sales adjusted for Certain Items (Non-GAAP) $ 68,914 $ 66,401 $ 64,236 $ 62,373 Gross profit (GAAP) $ 15,639 $ 14,969 $ 14,608 $ 13,955 Impact of inventory valuation adjustment - - - (3) (1) Gross profit adjusted for Certain Items (Non-GAAP) $ 15,639 $ 14,969 $ 14,608 $ 13,952 Operating expenses (GAAP) $ 12,544 $ 11,881 $ 11,406 $ 10,916 Impact of restructuring and transformational project costs (287) (2) (183) (2) (120) (2) (63) (2) Impact of acquisition-related costs (232) (3) (160) (3) (159) (3) (116) (3) Impact of bad debt reserve adjustments - - - 5 (4) Impact of goodwill impairment - (92) - - Operating expenses adjusted for Certain Items (Non-GAAP) $ 12,025 $ 11,446 $ 11,127 $ 10,742 Operating income (GAAP) $ 3,095 $ 3,088 $ 3,202 $ 3,039 Impact of inventory valuation adjustment - - - (3) (1) Impact of restructuring and transformational project costs 287 (2) 183 (2) 120 (2) 63 (2) Impact of acquisition-related costs 232 (3) 160 (3) 159 (3) 116 (3) Impact of bad debt reserve adjustments - - - (5) (4) Impact of goodwill impairment - 92 - - Operating income adjusted for Certain Items (Non-GAAP) $ 3,614 $ 3,523 $ 3,481 $ 3,210 Interest expense (GAAP) 717 $ 635 $ 607 $ 527 Impact of bridge loan amortization (30) (5) - - - Interest expense adjusted for Certain Items (Non-GAAP) $ 687 $ 635 $ 607 $ 527 Other expense (income) (GAAP) $ 102 $ 38 $ 30 $ 227 Impact of other non-routine gains and losses - - - (194) (6) Impact of deal contingent rate lock transactions (54) (5) - - - Other expense (income) adjusted for Certain Items (Non-GAAP) $ 48 $ 38 $ 30 $ 33

Sysco Corporation and its Consolidated Subsidiaries Segment Results Non - GAAP Reconciliation (Unaudited) Impact of Certain Items, Continued (Dollars in Millions) 35 Net earnings (GAAP) $ 1,757 $ 1,828 $ 1,955 $ 1,770 Impact of inventory valuation adjustment - - - (3) (1) Impact of restructuring and transformational project costs 287 (2) 183 (2) 120 (2) 63 (2) Impact of acquisition-related costs 232 (3) 160 (3) 159 (3) 116 (3) Impact of bad debt reserve adjustments - - - (5) (4) Impact of goodwill impairment - 92 - - Impact of bridge loan amortization 30 (5) - - - Impact of deal contingent rate lock transactions 54 (5) - - - Impact of other non-routine gains and losses - - - 194 (6) Tax impact of inventory valuation adjustment (7) - - - 1 Tax impact of restructuring and transformational project costs (7) (69) (42) (29) (15) Tax impact of acquisition-related costs (7) (56) (37) (38) (29) Tax impact of bad debt reserve adjustments (7) - - - 1 Tax impact of goodwill impairment (7) - (10) - - Tax impact of bridge loan amortization (7) (7) - - - Tax impact of deal contingent rate lock transactions (7) (13) - - - Tax impact of other non-routine gains and losses (7) - - - (49) Impact of other non-routine tax adjustments - 10 - - Net earnings adjusted for Certain Items (Non-GAAP) $ 2,215 $ 2,184 $ 2,167 $ 2,044 Diluted earnings per share (GAAP) $ 3.66 $ 3.73 $ 3.89 $ 3.47 Impact of inventory valuation adjustment - - - (0.01) (1) Impact of restructuring and transformational project costs 0.60 (2) 0.37 (2) 0.24 (2) 0.12 (2) Impact of acquisition-related costs 0.48 (3) 0.33 (3) 0.32 (3) 0.23 (3) Impact of bad debt reserve adjustments - - - (0.01) (4) Impact of goodwill impairment - 0.19 - - Impact of bridge loan amortization 0.06 (5) - - - Impact of deal contingent rate lock transactions 0.11 (5) - - - Impact of other non-routine gains and losses - - - 0.38 (6) Tax impact of inventory valuation adjustment (7) - - - - Tax impact of restructuring and transformational project costs (7) (0.14) (0.09) (0.06) (0.03) Tax impact of acquisition-related costs (7) (0.12) (0.08) (0.08) (0.06) Tax impact of bad debt reserve adjustments (7) - - - - Tax impact of goodwill impairment (7) - (0.02) - - Tax impact of bridge loan amortization (7) (0.01) - - - Tax impact of deal contingent rate lock transactions (7) (0.03) - - - Tax impact of other non-routine gains and losses (7) - - - (0.10) Impact of other non-routine tax adjustments - 0.02 - - Diluted earnings per share adjusted for Certain Items (Non-GAAP) (8) $ 4.61 $ 4.46 $ 4.31 $ 4.01 Diluted shares outstanding 480,612,203 489,825,648 503,096,086 509,719,756 (5) Fiscal year 2026 includes amortization expense associated with debt issuance costs on a bridge loan facility and a loss on deal contingent rate lock transactions, both of which are related to the planned acquisition of Jetro Restaurant Depot. (4) Represents the reduction of bad debt charges previously taken on pre-pandemic trade receivable balances in fiscal year 2020. (6) Fiscal year 2023 primarily includes a pension settlement charge of $315 million that resulted from the purchase of a nonparticipating single premium group annuity contract that transferred defined benefit plan obligations to an insurer and $122 million in income from a litigation financing agreement. (1) Fiscal year 2023 represents an adjustment to a product return allowance, related to COVID-related personal protection equipment inventory. (2) Fiscal year 2026 includes $71 million related to restructuring costs, severance charges, and costs associated with a legal matter and $216 million related to various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy. Fiscal year 2025 includes $57 million related to restructuring and severance charges and $126 million related to various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy. Fiscal year 2024 includes $56 million related to restructuring and severance charges and $64 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. Fiscal year 2023 includes $20 million related to restructuring and severance charges and $43 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscal year 2026 includes $147 million of intangible amortization expense and $85 million in acquisition and due diligence costs. Fiscal year 2025 includes $133 million of intangible amortization expense and $27 million in acquisition and due diligence costs. Fiscal year 2024 includes $128 million of intangible amortization expense and $31 million in acquisition and due diligence costs. Fiscal year 2023 includes $105 million of intangible amortization expense and $10 million in acquisition and due diligence costs. (7) The tax impact of adjustments for Certain Items is calculated by multiplying the pretax impact of each Certain Item by the statutory rates in effect for each jurisdiction where the Certain Item was incurred. (8) Individual components of diluted earnings per share may not add up to the total presented due to rounding. Total diluted earnings per share is calculated using adjusted net earnings divided by diluted shares outstanding.

Sysco Corporation and its Consolidated Subsidiaries Segment Results Non - GAAP Reconciliation (Unaudited) Impact of Certain Items, FY26 vs FY25 (Dollars in Millions) 36 52-Week Period Ended Jun. 27, 2026 52-Week Period Ended Jun. 28, 2025 Change in Dollars %/bps Change Sales (GAAP) $ 84,553 $ 81,370 $ 3,183 3.9% Impact of Mexico joint venture sales - (207) 207 0.3% Comparable sales excluding Mexico joint venture (Non-GAAP) $ 84,553 $ 81,163 $ 3,390 4.2% Sales (GAAP) $ 84,553 $ 81,370 $ 3,183 3.9% Impact of currency fluctuations (1) (527) (527) -0.6% Comparable sales using a constant currency basis (Non-GAAP) $ 84,026 $ 81,370 $ 2,656 3.3% Cost of sales (GAAP) $ 68,914 $ 66,401 $ 2,513 3.8% Gross profit (GAAP) $ 15,639 $ 14,969 $ 670 4.5% Impact of currency fluctuations (1) (127) (127) -0.9% Comparable gross profit adjusted for Certain Items using a constant currency basis (Non- GAAP) $ 15,512 $ 14,969 $ 543 3.6% Gross margin (GAAP) 18.50% 18.40% 10 bps Impact of currency fluctuations (1) -0.04% -4 bps Comparable gross margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 18.46% 18.40% 6 bps Operating expenses (GAAP) $ 12,544 $ 11,881 $ 663 5.6% Impact of restructuring, transformational project, and other costs (2) (287) (183) (104) -56.8% Impact of acquisition-related costs (3) (232) (160) (72) -45.0% Impact of goodwill impairment - (92) 92 NM Operating expenses adjusted for Certain Items (Non-GAAP) 12,025 11,446 579 5.1% Impact of currency fluctuations (1) (111) (111) -1.0% Comparable operating expenses adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 11,914 $ 11,446 $ 468 4.1% Operating expense as a percentage of sales (GAAP) 14.84% 14.60% 24 bps Impact of certain items adjustments -0.62% -0.53% -9 bps Adjusted operating expense as a percentage of sales (Non-GAAP) 14.22% 14.07% 15 bps Operating income (GAAP) $ 3,095 $ 3,088 $ 7 0.2% Impact of restructuring, transformational project, and other costs (2) 287 183 104 56.8% Impact of acquisition-related costs (3) 232 160 72 45.0% Impact of goodwill impairment - 92 (92) NM Operating income adjusted for Certain Items (Non-GAAP) 3,614 3,523 91 2.6% Impact of currency fluctuations (1) (16) (16) -0.5% Comparable operating income adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 3,598 $ 3,523 $ 75 2.1% Operating margin (GAAP) 3.66% 3.80% -14 bps Operating margin adjusted for Certain Items (Non-GAAP) 4.27% 4.33% -6 bps Operating margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 4.28% 4.33% -5 bps Interest expense (GAAP) $ 717 $ 635 $ 82 12.9% Impact of bridge loan amortization (4) (30) - (30) NM Interest expense adjusted for Certain Items (Non-GAAP) $ 687 $ 635 52 8.2% Other expense (GAAP) $ 102 $ 38 $ 64 NM Impact of deal contingent rate lock transactions (4) (54) - (54) NM Interest expense adjusted for Certain Items (Non-GAAP) $ 48 $ 38 10 26.3% Net earnings (GAAP) $ 1,757 $ 1,828 $ (71) -3.9% Impact of restructuring, transformational project, and other costs (2) 287 183 104 56.8% Impact of acquisition-related costs (3) 232 160 72 45.0% Impact of goodwill impairment - 92 (92) NM Impact of bridge loan amortization (4) 30 - 30 NM Impact of deal contingent rate lock transactions (4) 54 - 54 NM Tax impact of restructuring, transformational project, and other costs (5) (69) (42) (27) -64.3% Tax impact of acquisition-related costs (5) (56) (37) (19) -51.4% Tax impact of goodwill impairment (5) - (10) 10 NM Tax impact of bridge loan amortization (5) (7) - (7) NM Tax impact of deal contingent rate lock transactions (5) (13) - (13) NM Impact of other non-routine tax adjustments - 10 (10) NM Net earnings adjusted for Certain Items (Non-GAAP) $ 2,215 $ 2,184 $ 31 1.4% Diluted earnings per share (GAAP) $ 3.66 $ 3.73 $ (0.07) -1.9% Impact of restructuring, transformational project, and other costs (2) 0.60 0.37 0.23 62.2% Impact of acquisition-related costs (3) 0.48 0.33 0.15 45.5% Impact of goodwill impairment - 0.19 (0.19) NM Impact of bridge loan amortization (4) 0.06 - 0.06 NM Impact of deal contingent rate lock transactions (4) 0.11 - 0.11 NM Tax impact of restructuring, transformational project, and other costs (5) (0.14) (0.09) (0.05) -55.6% Tax impact of acquisition-related costs (5) (0.12) (0.08) (0.04) -50.0% Tax impact of goodwill impairment (5) - (0.02) 0.02 NM Tax impact of bridge loan amortization (5) (0.01) - (0.01) NM Tax impact of deal contingent rate lock transactions (5) (0.03) - (0.03) NM Impact of other non-routine tax adjustments - 0.02 (0.02) NM Diluted earnings per share adjusted for Certain Items (Non-GAAP) (6) $ 4.61 $ 4.46 $ 0.15 3.4% Diluted shares outstanding 480,612,203 489,825,648 NM represents that the percentage change is not meaningful. (6) Individualcomponentsofdilutedearningspersharemaynotadduptothetotalpresentedduetorounding.Totaldilutedearningspershareiscalculatedusingadjustednetearnings divided by diluted shares outstanding. (2) Fiscalyear2026includes$71millionrelatedtorestructuringcosts,severancecharges, andcosts associatedwith alegal matterand $216million relatedto varioustransformation initiativecosts,primarilyconsistingofsupplychaintransformationcostsandchangestoourbusinesstechnologystrategy.Fiscalyear2025includes$57millionrelatedtorestructuringand severance charges and $126 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscal year 2026 includes $147 million of intangibleamortization expenseand $85million inacquisition anddue diligencecosts. Fiscalyear 2025includes $133million ofintangible amortization expense and $27 million in acquisition and due diligence costs. (4) Fiscal year 2026 includes amortization expense associated with debt issuance costs on a bridge loan facility and a loss on deal contingent rate lock transactions, both of which are related to the planned acquisition of Jetro Restaurant Depot. (5) ThetaximpactofadjustmentsforCertainItemsiscalculatedbymultiplyingthepretaximpactofeachCertainItembythestatutoryratesineffectforeachjurisdictionwheretheCertain Item was incurred. (1) Represents a constant currency adjustment, which eliminates the impact of foreign currency fluctuations on the current year results.

Sysco Corporation and its Consolidated Subsidiaries Segment Results Non - GAAP Reconciliation (Unaudited) Impact of Certain Items, FY26 vs FY25, Continued (Dollars in Millions) 37 52-Week Period Ended Jun. 27, 2026 52-Week Period Ended Jun. 28, 2025 Change in Dollars %/bps Change Sales (GAAP) $ 84,553 $ 81,370 $ 3,183 3.9% Impact of Mexico joint venture sales - (207) 207 0.3% Comparable sales excluding Mexico joint venture (Non-GAAP) $ 84,553 $ 81,163 $ 3,390 4.2% Sales (GAAP) $ 84,553 $ 81,370 $ 3,183 3.9% Impact of currency fluctuations (1) (527) (527) -0.6% Comparable sales using a constant currency basis (Non-GAAP) $ 84,026 $ 81,370 $ 2,656 3.3% Cost of sales (GAAP) $ 68,914 $ 66,401 $ 2,513 3.8% Gross profit (GAAP) $ 15,639 $ 14,969 $ 670 4.5% Impact of currency fluctuations (1) (127) (127) -0.9% Comparable gross profit adjusted for Certain Items using a constant currency basis (Non- GAAP) $ 15,512 $ 14,969 $ 543 3.6% Gross margin (GAAP) 18.50% 18.40% 10 bps Impact of currency fluctuations (1) -0.04% -4 bps Comparable gross margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 18.46% 18.40% 6 bps Operating expenses (GAAP) $ 12,544 $ 11,881 $ 663 5.6% Impact of restructuring, transformational project, and other costs (2) (287) (183) (104) -56.8% Impact of acquisition-related costs (3) (232) (160) (72) -45.0% Impact of goodwill impairment - (92) 92 NM Operating expenses adjusted for Certain Items (Non-GAAP) 12,025 11,446 579 5.1% Impact of currency fluctuations (1) (111) (111) -1.0% Comparable operating expenses adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 11,914 $ 11,446 $ 468 4.1% Operating expense as a percentage of sales (GAAP) 14.84% 14.60% 24 bps Impact of certain items adjustments -0.62% -0.53% -9 bps Adjusted operating expense as a percentage of sales (Non-GAAP) 14.22% 14.07% 15 bps Operating income (GAAP) $ 3,095 $ 3,088 $ 7 0.2% Impact of restructuring, transformational project, and other costs (2) 287 183 104 56.8% Impact of acquisition-related costs (3) 232 160 72 45.0% Impact of goodwill impairment - 92 (92) NM Operating income adjusted for Certain Items (Non-GAAP) 3,614 3,523 91 2.6% Impact of currency fluctuations (1) (16) (16) -0.5% Comparable operating income adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 3,598 $ 3,523 $ 75 2.1% Operating margin (GAAP) 3.66% 3.80% -14 bps Operating margin adjusted for Certain Items (Non-GAAP) 4.27% 4.33% -6 bps Operating margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 4.28% 4.33% -5 bps Interest expense (GAAP) $ 717 $ 635 $ 82 12.9% Impact of bridge loan amortization (4) (30) - (30) NM Interest expense adjusted for Certain Items (Non-GAAP) $ 687 $ 635 52 8.2% Other expense (GAAP) $ 102 $ 38 $ 64 NM Impact of deal contingent rate lock transactions (4) (54) - (54) NM Interest expense adjusted for Certain Items (Non-GAAP) $ 48 $ 38 10 26.3% Net earnings (GAAP) $ 1,757 $ 1,828 $ (71) -3.9% Impact of restructuring, transformational project, and other costs (2) 287 183 104 56.8% Impact of acquisition-related costs (3) 232 160 72 45.0% Impact of goodwill impairment - 92 (92) NM Impact of bridge loan amortization (4) 30 - 30 NM Impact of deal contingent rate lock transactions (4) 54 - 54 NM Tax impact of restructuring, transformational project, and other costs (5) (69) (42) (27) -64.3% Tax impact of acquisition-related costs (5) (56) (37) (19) -51.4% Tax impact of goodwill impairment (5) - (10) 10 NM Tax impact of bridge loan amortization (5) (7) - (7) NM Tax impact of deal contingent rate lock transactions (5) (13) - (13) NM Impact of other non-routine tax adjustments - 10 (10) NM Net earnings adjusted for Certain Items (Non-GAAP) $ 2,215 $ 2,184 $ 31 1.4% Diluted earnings per share (GAAP) $ 3.66 $ 3.73 $ (0.07) -1.9% Impact of restructuring, transformational project, and other costs (2) 0.60 0.37 0.23 62.2% Impact of acquisition-related costs (3) 0.48 0.33 0.15 45.5% Impact of goodwill impairment - 0.19 (0.19) NM Impact of bridge loan amortization (4) 0.06 - 0.06 NM Impact of deal contingent rate lock transactions (4) 0.11 - 0.11 NM Tax impact of restructuring, transformational project, and other costs (5) (0.14) (0.09) (0.05) -55.6% Tax impact of acquisition-related costs (5) (0.12) (0.08) (0.04) -50.0% Tax impact of goodwill impairment (5) - (0.02) 0.02 NM Tax impact of bridge loan amortization (5) (0.01) - (0.01) NM Tax impact of deal contingent rate lock transactions (5) (0.03) - (0.03) NM Impact of other non-routine tax adjustments - 0.02 (0.02) NM Diluted earnings per share adjusted for Certain Items (Non-GAAP) (6) $ 4.61 $ 4.46 $ 0.15 3.4% Diluted shares outstanding 480,612,203 489,825,648 NM represents that the percentage change is not meaningful. (6) Individualcomponentsofdilutedearningspersharemaynotadduptothetotalpresentedduetorounding.Totaldilutedearningspershareiscalculatedusingadjustednetearnings divided by diluted shares outstanding. (2) Fiscalyear2026includes$71millionrelatedtorestructuringcosts,severancecharges, andcosts associatedwith alegal matterand $216million relatedto varioustransformation initiativecosts,primarilyconsistingofsupplychaintransformationcostsandchangestoourbusinesstechnologystrategy.Fiscalyear2025includes$57millionrelatedtorestructuringand severance charges and $126 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscal year 2026 includes $147 million of intangibleamortization expenseand $85million inacquisition anddue diligencecosts. Fiscalyear 2025includes $133million ofintangible amortization expense and $27 million in acquisition and due diligence costs. (4) Fiscal year 2026 includes amortization expense associated with debt issuance costs on a bridge loan facility and a loss on deal contingent rate lock transactions, both of which are related to the planned acquisition of Jetro Restaurant Depot. (5) ThetaximpactofadjustmentsforCertainItemsiscalculatedbymultiplyingthepretaximpactofeachCertainItembythestatutoryratesineffectforeachjurisdictionwheretheCertain Item was incurred. (1) Represents a constant currency adjustment, which eliminates the impact of foreign currency fluctuations on the current year results. 52-Week Period Ended Jun. 27, 2026 52-Week Period Ended Jun. 28, 2025 Change in Dollars %/bps Change Sales (GAAP) $ 84,553 $ 81,370 $ 3,183 3.9% Impact of Mexico joint venture sales - (207) 207 0.3% Comparable sales excluding Mexico joint venture (Non-GAAP) $ 84,553 $ 81,163 $ 3,390 4.2% Sales (GAAP) $ 84,553 $ 81,370 $ 3,183 3.9% Impact of currency fluctuations (1) (527) (527) -0.6% Comparable sales using a constant currency basis (Non-GAAP) $ 84,026 $ 81,370 $ 2,656 3.3% Cost of sales (GAAP) $ 68,914 $ 66,401 $ 2,513 3.8% Gross profit (GAAP) $ 15,639 $ 14,969 $ 670 4.5% Impact of currency fluctuations (1) (127) (127) -0.9% Comparable gross profit adjusted for Certain Items using a constant currency basis (Non- GAAP) $ 15,512 $ 14,969 $ 543 3.6% Gross margin (GAAP) 18.50% 18.40% 10 bps Impact of currency fluctuations (1) -0.04% -4 bps Comparable gross margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 18.46% 18.40% 6 bps Operating expenses (GAAP) $ 12,544 $ 11,881 $ 663 5.6% Impact of restructuring, transformational project, and other costs (2) (287) (183) (104) -56.8% Impact of acquisition-related costs (3) (232) (160) (72) -45.0% Impact of goodwill impairment - (92) 92 NM Operating expenses adjusted for Certain Items (Non-GAAP) 12,025 11,446 579 5.1% Impact of currency fluctuations (1) (111) (111) -1.0% Comparable operating expenses adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 11,914 $ 11,446 $ 468 4.1% Operating expense as a percentage of sales (GAAP) 14.84% 14.60% 24 bps Impact of certain items adjustments -0.62% -0.53% -9 bps Adjusted operating expense as a percentage of sales (Non-GAAP) 14.22% 14.07% 15 bps Operating income (GAAP) $ 3,095 $ 3,088 $ 7 0.2% Impact of restructuring, transformational project, and other costs (2) 287 183 104 56.8% Impact of acquisition-related costs (3) 232 160 72 45.0% Impact of goodwill impairment - 92 (92) NM Operating income adjusted for Certain Items (Non-GAAP) 3,614 3,523 91 2.6% Impact of currency fluctuations (1) (16) (16) -0.5% Comparable operating income adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 3,598 $ 3,523 $ 75 2.1% Operating margin (GAAP) 3.66% 3.80% -14 bps Operating margin adjusted for Certain Items (Non-GAAP) 4.27% 4.33% -6 bps Operating margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 4.28% 4.33% -5 bps Interest expense (GAAP) $ 717 $ 635 $ 82 12.9% Impact of bridge loan amortization (4) (30) - (30) NM Interest expense adjusted for Certain Items (Non-GAAP) $ 687 $ 635 52 8.2% Other expense (GAAP) $ 102 $ 38 $ 64 NM Impact of deal contingent rate lock transactions (4) (54) - (54) NM Interest expense adjusted for Certain Items (Non-GAAP) $ 48 $ 38 10 26.3% Net earnings (GAAP) $ 1,757 $ 1,828 $ (71) -3.9% Impact of restructuring, transformational project, and other costs (2) 287 183 104 56.8% Impact of acquisition-related costs (3) 232 160 72 45.0% Impact of goodwill impairment - 92 (92) NM Impact of bridge loan amortization (4) 30 - 30 NM Impact of deal contingent rate lock transactions (4) 54 - 54 NM Tax impact of restructuring, transformational project, and other costs (5) (69) (42) (27) -64.3% Tax impact of acquisition-related costs (5) (56) (37) (19) -51.4% Tax impact of goodwill impairment (5) - (10) 10 NM Tax impact of bridge loan amortization (5) (7) - (7) NM Tax impact of deal contingent rate lock transactions (5) (13) - (13) NM Impact of other non-routine tax adjustments - 10 (10) NM Net earnings adjusted for Certain Items (Non-GAAP) $ 2,215 $ 2,184 $ 31 1.4% Diluted earnings per share (GAAP) $ 3.66 $ 3.73 $ (0.07) -1.9% Impact of restructuring, transformational project, and other costs (2) 0.60 0.37 0.23 62.2% Impact of acquisition-related costs (3) 0.48 0.33 0.15 45.5% Impact of goodwill impairment - 0.19 (0.19) NM Impact of bridge loan amortization (4) 0.06 - 0.06 NM Impact of deal contingent rate lock transactions (4) 0.11 - 0.11 NM Tax impact of restructuring, transformational project, and other costs (5) (0.14) (0.09) (0.05) -55.6% Tax impact of acquisition-related costs (5) (0.12) (0.08) (0.04) -50.0% Tax impact of goodwill impairment (5) - (0.02) 0.02 NM Tax impact of bridge loan amortization (5) (0.01) - (0.01) NM Tax impact of deal contingent rate lock transactions (5) (0.03) - (0.03) NM Impact of other non-routine tax adjustments - 0.02 (0.02) NM Diluted earnings per share adjusted for Certain Items (Non-GAAP) (6) $ 4.61 $ 4.46 $ 0.15 3.4% Diluted shares outstanding 480,612,203 489,825,648 NM represents that the percentage change is not meaningful. (6) Individualcomponentsofdilutedearningspersharemaynotadduptothetotalpresentedduetorounding.Totaldilutedearningspershareiscalculatedusingadjustednetearnings divided by diluted shares outstanding. (2) Fiscalyear2026includes$71millionrelatedtorestructuringcosts,severancecharges, andcosts associatedwith alegal matterand $216million relatedto varioustransformation initiativecosts,primarilyconsistingofsupplychaintransformationcostsandchangestoourbusinesstechnologystrategy.Fiscalyear2025includes$57millionrelatedtorestructuringand severance charges and $126 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscal year 2026 includes $147 million of intangibleamortization expenseand $85million inacquisition anddue diligencecosts. Fiscalyear 2025includes $133million ofintangible amortization expense and $27 million in acquisition and due diligence costs. (4) Fiscal year 2026 includes amortization expense associated with debt issuance costs on a bridge loan facility and a loss on deal contingent rate lock transactions, both of which are related to the planned acquisition of Jetro Restaurant Depot. (5) ThetaximpactofadjustmentsforCertainItemsiscalculatedbymultiplyingthepretaximpactofeachCertainItembythestatutoryratesineffectforeachjurisdictionwheretheCertain Item was incurred. (1) Represents a constant currency adjustment, which eliminates the impact of foreign currency fluctuations on the current year results.

Sysco Corporation and its Consolidated Subsidiaries Segment Results Non - GAAP Reconciliation (Unaudited) Impact of Certain Items, FY26 vs FY25, Continued (Dollars in Millions) 38 52-Week Period Ended Jun. 27, 2026 52-Week Period Ended Jun. 28, 2025 Change in Dollars %/bps Change Sales (GAAP) $ 84,553 $ 81,370 $ 3,183 3.9% Impact of Mexico joint venture sales - (207) 207 0.3% Comparable sales excluding Mexico joint venture (Non-GAAP) $ 84,553 $ 81,163 $ 3,390 4.2% Sales (GAAP) $ 84,553 $ 81,370 $ 3,183 3.9% Impact of currency fluctuations (1) (527) (527) -0.6% Comparable sales using a constant currency basis (Non-GAAP) $ 84,026 $ 81,370 $ 2,656 3.3% Cost of sales (GAAP) $ 68,914 $ 66,401 $ 2,513 3.8% Gross profit (GAAP) $ 15,639 $ 14,969 $ 670 4.5% Impact of currency fluctuations (1) (127) (127) -0.9% Comparable gross profit adjusted for Certain Items using a constant currency basis (Non- GAAP) $ 15,512 $ 14,969 $ 543 3.6% Gross margin (GAAP) 18.50% 18.40% 10 bps Impact of currency fluctuations (1) -0.04% -4 bps Comparable gross margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 18.46% 18.40% 6 bps Operating expenses (GAAP) $ 12,544 $ 11,881 $ 663 5.6% Impact of restructuring, transformational project, and other costs (2) (287) (183) (104) -56.8% Impact of acquisition-related costs (3) (232) (160) (72) -45.0% Impact of goodwill impairment - (92) 92 NM Operating expenses adjusted for Certain Items (Non-GAAP) 12,025 11,446 579 5.1% Impact of currency fluctuations (1) (111) (111) -1.0% Comparable operating expenses adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 11,914 $ 11,446 $ 468 4.1% Operating expense as a percentage of sales (GAAP) 14.84% 14.60% 24 bps Impact of certain items adjustments -0.62% -0.53% -9 bps Adjusted operating expense as a percentage of sales (Non-GAAP) 14.22% 14.07% 15 bps Operating income (GAAP) $ 3,095 $ 3,088 $ 7 0.2% Impact of restructuring, transformational project, and other costs (2) 287 183 104 56.8% Impact of acquisition-related costs (3) 232 160 72 45.0% Impact of goodwill impairment - 92 (92) NM Operating income adjusted for Certain Items (Non-GAAP) 3,614 3,523 91 2.6% Impact of currency fluctuations (1) (16) (16) -0.5% Comparable operating income adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 3,598 $ 3,523 $ 75 2.1% Operating margin (GAAP) 3.66% 3.80% -14 bps Operating margin adjusted for Certain Items (Non-GAAP) 4.27% 4.33% -6 bps Operating margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 4.28% 4.33% -5 bps Interest expense (GAAP) $ 717 $ 635 $ 82 12.9% Impact of bridge loan amortization (4) (30) - (30) NM Interest expense adjusted for Certain Items (Non-GAAP) $ 687 $ 635 52 8.2% Other expense (GAAP) $ 102 $ 38 $ 64 NM Impact of deal contingent rate lock transactions (4) (54) - (54) NM Interest expense adjusted for Certain Items (Non-GAAP) $ 48 $ 38 10 26.3% Net earnings (GAAP) $ 1,757 $ 1,828 $ (71) -3.9% Impact of restructuring, transformational project, and other costs (2) 287 183 104 56.8% Impact of acquisition-related costs (3) 232 160 72 45.0% Impact of goodwill impairment - 92 (92) NM Impact of bridge loan amortization (4) 30 - 30 NM Impact of deal contingent rate lock transactions (4) 54 - 54 NM Tax impact of restructuring, transformational project, and other costs (5) (69) (42) (27) -64.3% Tax impact of acquisition-related costs (5) (56) (37) (19) -51.4% Tax impact of goodwill impairment (5) - (10) 10 NM Tax impact of bridge loan amortization (5) (7) - (7) NM Tax impact of deal contingent rate lock transactions (5) (13) - (13) NM Impact of other non-routine tax adjustments - 10 (10) NM Net earnings adjusted for Certain Items (Non-GAAP) $ 2,215 $ 2,184 $ 31 1.4% Diluted earnings per share (GAAP) $ 3.66 $ 3.73 $ (0.07) -1.9% Impact of restructuring, transformational project, and other costs (2) 0.60 0.37 0.23 62.2% Impact of acquisition-related costs (3) 0.48 0.33 0.15 45.5% Impact of goodwill impairment - 0.19 (0.19) NM Impact of bridge loan amortization (4) 0.06 - 0.06 NM Impact of deal contingent rate lock transactions (4) 0.11 - 0.11 NM Tax impact of restructuring, transformational project, and other costs (5) (0.14) (0.09) (0.05) -55.6% Tax impact of acquisition-related costs (5) (0.12) (0.08) (0.04) -50.0% Tax impact of goodwill impairment (5) - (0.02) 0.02 NM Tax impact of bridge loan amortization (5) (0.01) - (0.01) NM Tax impact of deal contingent rate lock transactions (5) (0.03) - (0.03) NM Impact of other non-routine tax adjustments - 0.02 (0.02) NM Diluted earnings per share adjusted for Certain Items (Non-GAAP) (6) $ 4.61 $ 4.46 $ 0.15 3.4% Diluted shares outstanding 480,612,203 489,825,648 NM represents that the percentage change is not meaningful. (6) Individualcomponentsofdilutedearningspersharemaynotadduptothetotalpresentedduetorounding.Totaldilutedearningspershareiscalculatedusingadjustednetearnings divided by diluted shares outstanding. (2) Fiscalyear2026includes$71millionrelatedtorestructuringcosts,severancecharges, andcosts associatedwith alegal matterand $216million relatedto varioustransformation initiativecosts,primarilyconsistingofsupplychaintransformationcostsandchangestoourbusinesstechnologystrategy.Fiscalyear2025includes$57millionrelatedtorestructuringand severance charges and $126 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscal year 2026 includes $147 million of intangibleamortization expenseand $85million inacquisition anddue diligencecosts. Fiscalyear 2025includes $133million ofintangible amortization expense and $27 million in acquisition and due diligence costs. (4) Fiscal year 2026 includes amortization expense associated with debt issuance costs on a bridge loan facility and a loss on deal contingent rate lock transactions, both of which are related to the planned acquisition of Jetro Restaurant Depot. (5) ThetaximpactofadjustmentsforCertainItemsiscalculatedbymultiplyingthepretaximpactofeachCertainItembythestatutoryratesineffectforeachjurisdictionwheretheCertain Item was incurred. (1) Represents a constant currency adjustment, which eliminates the impact of foreign currency fluctuations on the current year results. 52-Week Period Ended Jun. 27, 2026 52-Week Period Ended Jun. 28, 2025 Change in Dollars %/bps Change Sales (GAAP) $ 84,553 $ 81,370 $ 3,183 3.9% Impact of Mexico joint venture sales - (207) 207 0.3% Comparable sales excluding Mexico joint venture (Non-GAAP) $ 84,553 $ 81,163 $ 3,390 4.2% Sales (GAAP) $ 84,553 $ 81,370 $ 3,183 3.9% Impact of currency fluctuations (1) (527) (527) -0.6% Comparable sales using a constant currency basis (Non-GAAP) $ 84,026 $ 81,370 $ 2,656 3.3% Cost of sales (GAAP) $ 68,914 $ 66,401 $ 2,513 3.8% Gross profit (GAAP) $ 15,639 $ 14,969 $ 670 4.5% Impact of currency fluctuations (1) (127) (127) -0.9% Comparable gross profit adjusted for Certain Items using a constant currency basis (Non- GAAP) $ 15,512 $ 14,969 $ 543 3.6% Gross margin (GAAP) 18.50% 18.40% 10 bps Impact of currency fluctuations (1) -0.04% -4 bps Comparable gross margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 18.46% 18.40% 6 bps Operating expenses (GAAP) $ 12,544 $ 11,881 $ 663 5.6% Impact of restructuring, transformational project, and other costs (2) (287) (183) (104) -56.8% Impact of acquisition-related costs (3) (232) (160) (72) -45.0% Impact of goodwill impairment - (92) 92 NM Operating expenses adjusted for Certain Items (Non-GAAP) 12,025 11,446 579 5.1% Impact of currency fluctuations (1) (111) (111) -1.0% Comparable operating expenses adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 11,914 $ 11,446 $ 468 4.1% Operating expense as a percentage of sales (GAAP) 14.84% 14.60% 24 bps Impact of certain items adjustments -0.62% -0.53% -9 bps Adjusted operating expense as a percentage of sales (Non-GAAP) 14.22% 14.07% 15 bps Operating income (GAAP) $ 3,095 $ 3,088 $ 7 0.2% Impact of restructuring, transformational project, and other costs (2) 287 183 104 56.8% Impact of acquisition-related costs (3) 232 160 72 45.0% Impact of goodwill impairment - 92 (92) NM Operating income adjusted for Certain Items (Non-GAAP) 3,614 3,523 91 2.6% Impact of currency fluctuations (1) (16) (16) -0.5% Comparable operating income adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 3,598 $ 3,523 $ 75 2.1% Operating margin (GAAP) 3.66% 3.80% -14 bps Operating margin adjusted for Certain Items (Non-GAAP) 4.27% 4.33% -6 bps Operating margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 4.28% 4.33% -5 bps Interest expense (GAAP) $ 717 $ 635 $ 82 12.9% Impact of bridge loan amortization (4) (30) - (30) NM Interest expense adjusted for Certain Items (Non-GAAP) $ 687 $ 635 52 8.2% Other expense (GAAP) $ 102 $ 38 $ 64 NM Impact of deal contingent rate lock transactions (4) (54) - (54) NM Interest expense adjusted for Certain Items (Non-GAAP) $ 48 $ 38 10 26.3% Net earnings (GAAP) $ 1,757 $ 1,828 $ (71) -3.9% Impact of restructuring, transformational project, and other costs (2) 287 183 104 56.8% Impact of acquisition-related costs (3) 232 160 72 45.0% Impact of goodwill impairment - 92 (92) NM Impact of bridge loan amortization (4) 30 - 30 NM Impact of deal contingent rate lock transactions (4) 54 - 54 NM Tax impact of restructuring, transformational project, and other costs (5) (69) (42) (27) -64.3% Tax impact of acquisition-related costs (5) (56) (37) (19) -51.4% Tax impact of goodwill impairment (5) - (10) 10 NM Tax impact of bridge loan amortization (5) (7) - (7) NM Tax impact of deal contingent rate lock transactions (5) (13) - (13) NM Impact of other non-routine tax adjustments - 10 (10) NM Net earnings adjusted for Certain Items (Non-GAAP) $ 2,215 $ 2,184 $ 31 1.4% Diluted earnings per share (GAAP) $ 3.66 $ 3.73 $ (0.07) -1.9% Impact of restructuring, transformational project, and other costs (2) 0.60 0.37 0.23 62.2% Impact of acquisition-related costs (3) 0.48 0.33 0.15 45.5% Impact of goodwill impairment - 0.19 (0.19) NM Impact of bridge loan amortization (4) 0.06 - 0.06 NM Impact of deal contingent rate lock transactions (4) 0.11 - 0.11 NM Tax impact of restructuring, transformational project, and other costs (5) (0.14) (0.09) (0.05) -55.6% Tax impact of acquisition-related costs (5) (0.12) (0.08) (0.04) -50.0% Tax impact of goodwill impairment (5) - (0.02) 0.02 NM Tax impact of bridge loan amortization (5) (0.01) - (0.01) NM Tax impact of deal contingent rate lock transactions (5) (0.03) - (0.03) NM Impact of other non-routine tax adjustments - 0.02 (0.02) NM Diluted earnings per share adjusted for Certain Items (Non-GAAP) (6) $ 4.61 $ 4.46 $ 0.15 3.4% Diluted shares outstanding 480,612,203 489,825,648 NM represents that the percentage change is not meaningful. (6) Individualcomponentsofdilutedearningspersharemaynotadduptothetotalpresentedduetorounding.Totaldilutedearningspershareiscalculatedusingadjustednetearnings divided by diluted shares outstanding. (2) Fiscalyear2026includes$71millionrelatedtorestructuringcosts,severancecharges, andcosts associatedwith alegal matterand $216million relatedto varioustransformation initiativecosts,primarilyconsistingofsupplychaintransformationcostsandchangestoourbusinesstechnologystrategy.Fiscalyear2025includes$57millionrelatedtorestructuringand severance charges and $126 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscal year 2026 includes $147 million of intangibleamortization expenseand $85million inacquisition anddue diligencecosts. Fiscalyear 2025includes $133million ofintangible amortization expense and $27 million in acquisition and due diligence costs. (4) Fiscal year 2026 includes amortization expense associated with debt issuance costs on a bridge loan facility and a loss on deal contingent rate lock transactions, both of which are related to the planned acquisition of Jetro Restaurant Depot. (5) ThetaximpactofadjustmentsforCertainItemsiscalculatedbymultiplyingthepretaximpactofeachCertainItembythestatutoryratesineffectforeachjurisdictionwheretheCertain Item was incurred. (1) Represents a constant currency adjustment, which eliminates the impact of foreign currency fluctuations on the current year results.

Sysco Corporation and its Consolidated Subsidiaries Segment Results Non - GAAP Reconciliation (Unaudited) Impact of Certain Items, FY26 vs FY25, Continued (Dollars in Millions) 39 52-Week Period Ended Jun. 27, 2026 52-Week Period Ended Jun. 28, 2025 Change in Dollars %/bps Change Sales (GAAP) $ 84,553 $ 81,370 $ 3,183 3.9% Impact of Mexico joint venture sales - (207) 207 0.3% Comparable sales excluding Mexico joint venture (Non-GAAP) $ 84,553 $ 81,163 $ 3,390 4.2% Sales (GAAP) $ 84,553 $ 81,370 $ 3,183 3.9% Impact of currency fluctuations (1) (527) (527) -0.6% Comparable sales using a constant currency basis (Non-GAAP) $ 84,026 $ 81,370 $ 2,656 3.3% Cost of sales (GAAP) $ 68,914 $ 66,401 $ 2,513 3.8% Gross profit (GAAP) $ 15,639 $ 14,969 $ 670 4.5% Impact of currency fluctuations (1) (127) (127) -0.9% Comparable gross profit adjusted for Certain Items using a constant currency basis (Non- GAAP) $ 15,512 $ 14,969 $ 543 3.6% Gross margin (GAAP) 18.50% 18.40% 10 bps Impact of currency fluctuations (1) -0.04% -4 bps Comparable gross margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 18.46% 18.40% 6 bps Operating expenses (GAAP) $ 12,544 $ 11,881 $ 663 5.6% Impact of restructuring, transformational project, and other costs (2) (287) (183) (104) -56.8% Impact of acquisition-related costs (3) (232) (160) (72) -45.0% Impact of goodwill impairment - (92) 92 NM Operating expenses adjusted for Certain Items (Non-GAAP) 12,025 11,446 579 5.1% Impact of currency fluctuations (1) (111) (111) -1.0% Comparable operating expenses adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 11,914 $ 11,446 $ 468 4.1% Operating expense as a percentage of sales (GAAP) 14.84% 14.60% 24 bps Impact of certain items adjustments -0.62% -0.53% -9 bps Adjusted operating expense as a percentage of sales (Non-GAAP) 14.22% 14.07% 15 bps Operating income (GAAP) $ 3,095 $ 3,088 $ 7 0.2% Impact of restructuring, transformational project, and other costs (2) 287 183 104 56.8% Impact of acquisition-related costs (3) 232 160 72 45.0% Impact of goodwill impairment - 92 (92) NM Operating income adjusted for Certain Items (Non-GAAP) 3,614 3,523 91 2.6% Impact of currency fluctuations (1) (16) (16) -0.5% Comparable operating income adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 3,598 $ 3,523 $ 75 2.1% Operating margin (GAAP) 3.66% 3.80% -14 bps Operating margin adjusted for Certain Items (Non-GAAP) 4.27% 4.33% -6 bps Operating margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 4.28% 4.33% -5 bps Interest expense (GAAP) $ 717 $ 635 $ 82 12.9% Impact of bridge loan amortization (4) (30) - (30) NM Interest expense adjusted for Certain Items (Non-GAAP) $ 687 $ 635 52 8.2% Other expense (GAAP) $ 102 $ 38 $ 64 NM Impact of deal contingent rate lock transactions (4) (54) - (54) NM Interest expense adjusted for Certain Items (Non-GAAP) $ 48 $ 38 10 26.3% Net earnings (GAAP) $ 1,757 $ 1,828 $ (71) -3.9% Impact of restructuring, transformational project, and other costs (2) 287 183 104 56.8% Impact of acquisition-related costs (3) 232 160 72 45.0% Impact of goodwill impairment - 92 (92) NM Impact of bridge loan amortization (4) 30 - 30 NM Impact of deal contingent rate lock transactions (4) 54 - 54 NM Tax impact of restructuring, transformational project, and other costs (5) (69) (42) (27) -64.3% Tax impact of acquisition-related costs (5) (56) (37) (19) -51.4% Tax impact of goodwill impairment (5) - (10) 10 NM Tax impact of bridge loan amortization (5) (7) - (7) NM Tax impact of deal contingent rate lock transactions (5) (13) - (13) NM Impact of other non-routine tax adjustments - 10 (10) NM Net earnings adjusted for Certain Items (Non-GAAP) $ 2,215 $ 2,184 $ 31 1.4% Diluted earnings per share (GAAP) $ 3.66 $ 3.73 $ (0.07) -1.9% Impact of restructuring, transformational project, and other costs (2) 0.60 0.37 0.23 62.2% Impact of acquisition-related costs (3) 0.48 0.33 0.15 45.5% Impact of goodwill impairment - 0.19 (0.19) NM Impact of bridge loan amortization (4) 0.06 - 0.06 NM Impact of deal contingent rate lock transactions (4) 0.11 - 0.11 NM Tax impact of restructuring, transformational project, and other costs (5) (0.14) (0.09) (0.05) -55.6% Tax impact of acquisition-related costs (5) (0.12) (0.08) (0.04) -50.0% Tax impact of goodwill impairment (5) - (0.02) 0.02 NM Tax impact of bridge loan amortization (5) (0.01) - (0.01) NM Tax impact of deal contingent rate lock transactions (5) (0.03) - (0.03) NM Impact of other non-routine tax adjustments - 0.02 (0.02) NM Diluted earnings per share adjusted for Certain Items (Non-GAAP) (6) $ 4.61 $ 4.46 $ 0.15 3.4% Diluted shares outstanding 480,612,203 489,825,648 NM represents that the percentage change is not meaningful. (6) Individualcomponentsofdilutedearningspersharemaynotadduptothetotalpresentedduetorounding.Totaldilutedearningspershareiscalculatedusingadjustednetearnings divided by diluted shares outstanding. (2) Fiscalyear2026includes$71millionrelatedtorestructuringcosts,severancecharges, andcosts associatedwith alegal matterand $216million relatedto varioustransformation initiativecosts,primarilyconsistingofsupplychaintransformationcostsandchangestoourbusinesstechnologystrategy.Fiscalyear2025includes$57millionrelatedtorestructuringand severance charges and $126 million related to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscal year 2026 includes $147 million of intangibleamortization expenseand $85million inacquisition anddue diligencecosts. Fiscalyear 2025includes $133million ofintangible amortization expense and $27 million in acquisition and due diligence costs. (4) Fiscal year 2026 includes amortization expense associated with debt issuance costs on a bridge loan facility and a loss on deal contingent rate lock transactions, both of which are related to the planned acquisition of Jetro Restaurant Depot. (5) ThetaximpactofadjustmentsforCertainItemsiscalculatedbymultiplyingthepretaximpactofeachCertainItembythestatutoryratesineffectforeachjurisdictionwheretheCertain Item was incurred. (1) Represents a constant currency adjustment, which eliminates the impact of foreign currency fluctuations on the current year results.

52-Week Period Ended Jun. 28, 2025 52-Week Period Ended Jun. 29, 2024 Change in Dollars %/bps Change Sales (GAAP) $ 81,370 $ 78,844 $ 2,526 3.2% Impact of Mexico joint venture sales (207) (536) 329 0.4% Comparable sales excluding Mexico joint venture (Non-GAAP) $ 81,163 $ 78,308 $ 2,855 3.6% Sales (GAAP) $ 81,370 $ 78,844 $ 2,526 3.2% Impact of currency fluctuations (1) 33 33 0.0% Comparable sales using a constant currency basis (Non-GAAP) $ 81,403 $ 78,844 $ 2,559 3.2% Cost of sales (GAAP) $ 66,401 $ 64,236 $ 2,165 3.4% Gross profit (GAAP) $ 14,969 $ 14,608 $ 361 2.5% Impact of currency fluctuations (1) (10) (10) -0.1% Comparable gross profit adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 14,959 $ 14,608 $ 351 2.4% Gross margin (GAAP) 18.40% 18.53% -13 bps Impact of currency fluctuations (1) -0.02% -2 bps Comparable gross margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 18.38% 18.53% -15 bps Operating expenses (GAAP) $ 11,881 $ 11,406 $ 475 4.2% Impact of restructuring and transformational project costs (2) (183) (120) (63) -52.5% Impact of acquisition-related costs (3) (160) (159) (1) -0.6% Impact of goodwill impairment (92) - (92) NM Operating expenses adjusted for Certain Items (Non-GAAP) 11,446 11,127 319 2.9% Impact of currency fluctuations (1) (11) (11) -0.1% Comparable operating expenses adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 11,435 $ 11,127 $ 308 2.8% Operating expense as a percentage of sales (GAAP) 14.60% 14.47% 13 bps Impact of certain items adjustments -0.53% -0.36% -17 bps Adjusted operating expense as a percentage of sales (Non-GAAP) 14.07% 14.11% -4 bps Operating income (GAAP) $ 3,088 $ 3,202 $ (114) -3.6% Impact of restructuring and transformational project costs (2) 183 120 63 52.5% Impact of acquisition-related costs (3) 160 159 1 0.6% Impact of goodwill impairment 92 - 92 NM Operating income adjusted for Certain Items (Non-GAAP) 3,523 3,481 42 1.2% Impact of currency fluctuations (1) 2 2 0.1% Comparable operating income adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 3,525 $ 3,481 $ 44 1.3% Operating margin (GAAP) 3.80% 4.06% -26 bps Operating margin adjusted for Certain Items (Non-GAAP) 4.33% 4.42% -9 bps Operating margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 4.33% 4.42% -9 bps Net earnings (GAAP) $ 1,828 $ 1,955 $ (127) -6.5% Impact of restructuring and transformational project costs (2) 183 120 63 52.5% Impact of acquisition-related costs (3) 160 159 1 0.6% Impact of goodwill impairment 92 - 92 NM Tax impact of restructuring and transformational project costs (4) (42) (29) (13) -44.8% Tax impact of acquisition-related costs (4) (37) (38) 1 2.6% Tax impact of goodwill impairment (4) (10) - (10) NM Impact of other non-routine tax adjustments 10 - 10 NM Net earnings adjusted for Certain Items (Non-GAAP) $ 2,184 $ 2,167 $ 17 0.8% Diluted earnings per share (GAAP) $ 3.73 $ 3.89 $ (0.16) -4.1% Impact of restructuring and transformational project costs (2) 0.37 0.24 0.13 54.2% Impact of acquisition-related costs (3) 0.33 0.32 0.01 3.1% Impact of goodwill impairment 0.19 - 0.19 NM Tax impact of restructuring and transformational project costs (4) (0.09) (0.06) (0.03) -50.0% Tax impact of acquisition-related costs (4) (0.08) (0.08) - 0.0% Tax impact of goodwill impairment (4) (0.02) - (0.02) NM Impact of other non-routine tax adjustments 0.02 - 0.02 NM Diluted earnings per share adjusted for Certain Items (Non-GAAP) (5) $ 4.46 $ 4.31 $ 0.15 3.5% Diluted shares outstanding 489,825,648 503,096,086 NM represents that the percentage change is not meaningful. (2) Fiscalyear2025includes$57millionrelatedtorestructuringandseverancechargesand$126millionrelatedtovarioustransformationinitiativecosts,primarilyconsistingofsupply chaintransformationcostsandchangestoourbusinesstechnologystrategy.Fiscalyear2024includes$56millionrelatedtorestructuringandseverancechargesand$64millionrelated to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscalyear2025includes$133millionofintangibleamortizationexpenseand$27millioninacquisitionandduediligencecosts.Fiscalyear2024includes$128millionofintangible amortization expense and $31 million in acquisition and due diligence costs. (4) ThetaximpactofadjustmentsforCertainItemsiscalculatedbymultiplyingthepretaximpactofeachCertainItembythestatutoryratesineffectforeachjurisdictionwherethe Certain Item was incurred. (5) Individualcomponentsofdilutedearningspersharemaynotadduptothetotalpresentedduetorounding.Totaldilutedearningspershareiscalculatedusingadjustednetearnings divided by diluted shares outstanding. (1) Represents a constant currency adjustment, which eliminates the impact of foreign currency fluctuations on the current year results. Sysco Corporation and its Consolidated Subsidiaries Segment Results Non - GAAP Reconciliation (Unaudited) Impact of Certain Items, FY25 vs FY24 (Dollars in Millions) 40

52-Week Period Ended Jun. 28, 2025 52-Week Period Ended Jun. 29, 2024 Change in Dollars %/bps Change Sales (GAAP) $ 81,370 $ 78,844 $ 2,526 3.2% Impact of Mexico joint venture sales (207) (536) 329 0.4% Comparable sales excluding Mexico joint venture (Non-GAAP) $ 81,163 $ 78,308 $ 2,855 3.6% Sales (GAAP) $ 81,370 $ 78,844 $ 2,526 3.2% Impact of currency fluctuations (1) 33 33 0.0% Comparable sales using a constant currency basis (Non-GAAP) $ 81,403 $ 78,844 $ 2,559 3.2% Cost of sales (GAAP) $ 66,401 $ 64,236 $ 2,165 3.4% Gross profit (GAAP) $ 14,969 $ 14,608 $ 361 2.5% Impact of currency fluctuations (1) (10) (10) -0.1% Comparable gross profit adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 14,959 $ 14,608 $ 351 2.4% Gross margin (GAAP) 18.40% 18.53% -13 bps Impact of currency fluctuations (1) -0.02% -2 bps Comparable gross margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 18.38% 18.53% -15 bps Operating expenses (GAAP) $ 11,881 $ 11,406 $ 475 4.2% Impact of restructuring and transformational project costs (2) (183) (120) (63) -52.5% Impact of acquisition-related costs (3) (160) (159) (1) -0.6% Impact of goodwill impairment (92) - (92) NM Operating expenses adjusted for Certain Items (Non-GAAP) 11,446 11,127 319 2.9% Impact of currency fluctuations (1) (11) (11) -0.1% Comparable operating expenses adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 11,435 $ 11,127 $ 308 2.8% Operating expense as a percentage of sales (GAAP) 14.60% 14.47% 13 bps Impact of certain items adjustments -0.53% -0.36% -17 bps Adjusted operating expense as a percentage of sales (Non-GAAP) 14.07% 14.11% -4 bps Operating income (GAAP) $ 3,088 $ 3,202 $ (114) -3.6% Impact of restructuring and transformational project costs (2) 183 120 63 52.5% Impact of acquisition-related costs (3) 160 159 1 0.6% Impact of goodwill impairment 92 - 92 NM Operating income adjusted for Certain Items (Non-GAAP) 3,523 3,481 42 1.2% Impact of currency fluctuations (1) 2 2 0.1% Comparable operating income adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 3,525 $ 3,481 $ 44 1.3% Operating margin (GAAP) 3.80% 4.06% -26 bps Operating margin adjusted for Certain Items (Non-GAAP) 4.33% 4.42% -9 bps Operating margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 4.33% 4.42% -9 bps Net earnings (GAAP) $ 1,828 $ 1,955 $ (127) -6.5% Impact of restructuring and transformational project costs (2) 183 120 63 52.5% Impact of acquisition-related costs (3) 160 159 1 0.6% Impact of goodwill impairment 92 - 92 NM Tax impact of restructuring and transformational project costs (4) (42) (29) (13) -44.8% Tax impact of acquisition-related costs (4) (37) (38) 1 2.6% Tax impact of goodwill impairment (4) (10) - (10) NM Impact of other non-routine tax adjustments 10 - 10 NM Net earnings adjusted for Certain Items (Non-GAAP) $ 2,184 $ 2,167 $ 17 0.8% Diluted earnings per share (GAAP) $ 3.73 $ 3.89 $ (0.16) -4.1% Impact of restructuring and transformational project costs (2) 0.37 0.24 0.13 54.2% Impact of acquisition-related costs (3) 0.33 0.32 0.01 3.1% Impact of goodwill impairment 0.19 - 0.19 NM Tax impact of restructuring and transformational project costs (4) (0.09) (0.06) (0.03) -50.0% Tax impact of acquisition-related costs (4) (0.08) (0.08) - 0.0% Tax impact of goodwill impairment (4) (0.02) - (0.02) NM Impact of other non-routine tax adjustments 0.02 - 0.02 NM Diluted earnings per share adjusted for Certain Items (Non-GAAP) (5) $ 4.46 $ 4.31 $ 0.15 3.5% Diluted shares outstanding 489,825,648 503,096,086 NM represents that the percentage change is not meaningful. (2) Fiscalyear2025includes$57millionrelatedtorestructuringandseverancechargesand$126millionrelatedtovarioustransformationinitiativecosts,primarilyconsistingofsupply chaintransformationcostsandchangestoourbusinesstechnologystrategy.Fiscalyear2024includes$56millionrelatedtorestructuringandseverancechargesand$64millionrelated to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscalyear2025includes$133millionofintangibleamortizationexpenseand$27millioninacquisitionandduediligencecosts.Fiscalyear2024includes$128millionofintangible amortization expense and $31 million in acquisition and due diligence costs. (4) ThetaximpactofadjustmentsforCertainItemsiscalculatedbymultiplyingthepretaximpactofeachCertainItembythestatutoryratesineffectforeachjurisdictionwherethe Certain Item was incurred. (5) Individualcomponentsofdilutedearningspersharemaynotadduptothetotalpresentedduetorounding.Totaldilutedearningspershareiscalculatedusingadjustednetearnings divided by diluted shares outstanding. (1) Represents a constant currency adjustment, which eliminates the impact of foreign currency fluctuations on the current year results. 52-Week Period Ended Jun. 28, 2025 52-Week Period Ended Jun. 29, 2024 Change in Dollars %/bps Change Sales (GAAP) $ 81,370 $ 78,844 $ 2,526 3.2% Impact of Mexico joint venture sales (207) (536) 329 0.4% Comparable sales excluding Mexico joint venture (Non-GAAP) $ 81,163 $ 78,308 $ 2,855 3.6% Sales (GAAP) $ 81,370 $ 78,844 $ 2,526 3.2% Impact of currency fluctuations (1) 33 33 0.0% Comparable sales using a constant currency basis (Non-GAAP) $ 81,403 $ 78,844 $ 2,559 3.2% Cost of sales (GAAP) $ 66,401 $ 64,236 $ 2,165 3.4% Gross profit (GAAP) $ 14,969 $ 14,608 $ 361 2.5% Impact of currency fluctuations (1) (10) (10) -0.1% Comparable gross profit adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 14,959 $ 14,608 $ 351 2.4% Gross margin (GAAP) 18.40% 18.53% -13 bps Impact of currency fluctuations (1) -0.02% -2 bps Comparable gross margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 18.38% 18.53% -15 bps Operating expenses (GAAP) $ 11,881 $ 11,406 $ 475 4.2% Impact of restructuring and transformational project costs (2) (183) (120) (63) -52.5% Impact of acquisition-related costs (3) (160) (159) (1) -0.6% Impact of goodwill impairment (92) - (92) NM Operating expenses adjusted for Certain Items (Non-GAAP) 11,446 11,127 319 2.9% Impact of currency fluctuations (1) (11) (11) -0.1% Comparable operating expenses adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 11,435 $ 11,127 $ 308 2.8% Operating expense as a percentage of sales (GAAP) 14.60% 14.47% 13 bps Impact of certain items adjustments -0.53% -0.36% -17 bps Adjusted operating expense as a percentage of sales (Non-GAAP) 14.07% 14.11% -4 bps Operating income (GAAP) $ 3,088 $ 3,202 $ (114) -3.6% Impact of restructuring and transformational project costs (2) 183 120 63 52.5% Impact of acquisition-related costs (3) 160 159 1 0.6% Impact of goodwill impairment 92 - 92 NM Operating income adjusted for Certain Items (Non-GAAP) 3,523 3,481 42 1.2% Impact of currency fluctuations (1) 2 2 0.1% Comparable operating income adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 3,525 $ 3,481 $ 44 1.3% Operating margin (GAAP) 3.80% 4.06% -26 bps Operating margin adjusted for Certain Items (Non-GAAP) 4.33% 4.42% -9 bps Operating margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 4.33% 4.42% -9 bps Net earnings (GAAP) $ 1,828 $ 1,955 $ (127) -6.5% Impact of restructuring and transformational project costs (2) 183 120 63 52.5% Impact of acquisition-related costs (3) 160 159 1 0.6% Impact of goodwill impairment 92 - 92 NM Tax impact of restructuring and transformational project costs (4) (42) (29) (13) -44.8% Tax impact of acquisition-related costs (4) (37) (38) 1 2.6% Tax impact of goodwill impairment (4) (10) - (10) NM Impact of other non-routine tax adjustments 10 - 10 NM Net earnings adjusted for Certain Items (Non-GAAP) $ 2,184 $ 2,167 $ 17 0.8% Diluted earnings per share (GAAP) $ 3.73 $ 3.89 $ (0.16) -4.1% Impact of restructuring and transformational project costs (2) 0.37 0.24 0.13 54.2% Impact of acquisition-related costs (3) 0.33 0.32 0.01 3.1% Impact of goodwill impairment 0.19 - 0.19 NM Tax impact of restructuring and transformational project costs (4) (0.09) (0.06) (0.03) -50.0% Tax impact of acquisition-related costs (4) (0.08) (0.08) - 0.0% Tax impact of goodwill impairment (4) (0.02) - (0.02) NM Impact of other non-routine tax adjustments 0.02 - 0.02 NM Diluted earnings per share adjusted for Certain Items (Non-GAAP) (5) $ 4.46 $ 4.31 $ 0.15 3.5% Diluted shares outstanding 489,825,648 503,096,086 NM represents that the percentage change is not meaningful. (2) Fiscalyear2025includes$57millionrelatedtorestructuringandseverancechargesand$126millionrelatedtovarioustransformationinitiativecosts,primarilyconsistingofsupply chaintransformationcostsandchangestoourbusinesstechnologystrategy.Fiscalyear2024includes$56millionrelatedtorestructuringandseverancechargesand$64millionrelated to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscalyear2025includes$133millionofintangibleamortizationexpenseand$27millioninacquisitionandduediligencecosts.Fiscalyear2024includes$128millionofintangible amortization expense and $31 million in acquisition and due diligence costs. (4) ThetaximpactofadjustmentsforCertainItemsiscalculatedbymultiplyingthepretaximpactofeachCertainItembythestatutoryratesineffectforeachjurisdictionwherethe Certain Item was incurred. (5) Individualcomponentsofdilutedearningspersharemaynotadduptothetotalpresentedduetorounding.Totaldilutedearningspershareiscalculatedusingadjustednetearnings divided by diluted shares outstanding. (1) Represents a constant currency adjustment, which eliminates the impact of foreign currency fluctuations on the current year results. Sysco Corporation and its Consolidated Subsidiaries Segment Results Non - GAAP Reconciliation (Unaudited) Impact of Certain Items, FY25 vs FY24, Continued (Dollars in Millions) 41

52-Week Period Ended Jun. 28, 2025 52-Week Period Ended Jun. 29, 2024 Change in Dollars %/bps Change Sales (GAAP) $ 81,370 $ 78,844 $ 2,526 3.2% Impact of Mexico joint venture sales (207) (536) 329 0.4% Comparable sales excluding Mexico joint venture (Non-GAAP) $ 81,163 $ 78,308 $ 2,855 3.6% Sales (GAAP) $ 81,370 $ 78,844 $ 2,526 3.2% Impact of currency fluctuations (1) 33 33 0.0% Comparable sales using a constant currency basis (Non-GAAP) $ 81,403 $ 78,844 $ 2,559 3.2% Cost of sales (GAAP) $ 66,401 $ 64,236 $ 2,165 3.4% Gross profit (GAAP) $ 14,969 $ 14,608 $ 361 2.5% Impact of currency fluctuations (1) (10) (10) -0.1% Comparable gross profit adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 14,959 $ 14,608 $ 351 2.4% Gross margin (GAAP) 18.40% 18.53% -13 bps Impact of currency fluctuations (1) -0.02% -2 bps Comparable gross margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 18.38% 18.53% -15 bps Operating expenses (GAAP) $ 11,881 $ 11,406 $ 475 4.2% Impact of restructuring and transformational project costs (2) (183) (120) (63) -52.5% Impact of acquisition-related costs (3) (160) (159) (1) -0.6% Impact of goodwill impairment (92) - (92) NM Operating expenses adjusted for Certain Items (Non-GAAP) 11,446 11,127 319 2.9% Impact of currency fluctuations (1) (11) (11) -0.1% Comparable operating expenses adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 11,435 $ 11,127 $ 308 2.8% Operating expense as a percentage of sales (GAAP) 14.60% 14.47% 13 bps Impact of certain items adjustments -0.53% -0.36% -17 bps Adjusted operating expense as a percentage of sales (Non-GAAP) 14.07% 14.11% -4 bps Operating income (GAAP) $ 3,088 $ 3,202 $ (114) -3.6% Impact of restructuring and transformational project costs (2) 183 120 63 52.5% Impact of acquisition-related costs (3) 160 159 1 0.6% Impact of goodwill impairment 92 - 92 NM Operating income adjusted for Certain Items (Non-GAAP) 3,523 3,481 42 1.2% Impact of currency fluctuations (1) 2 2 0.1% Comparable operating income adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 3,525 $ 3,481 $ 44 1.3% Operating margin (GAAP) 3.80% 4.06% -26 bps Operating margin adjusted for Certain Items (Non-GAAP) 4.33% 4.42% -9 bps Operating margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 4.33% 4.42% -9 bps Net earnings (GAAP) $ 1,828 $ 1,955 $ (127) -6.5% Impact of restructuring and transformational project costs (2) 183 120 63 52.5% Impact of acquisition-related costs (3) 160 159 1 0.6% Impact of goodwill impairment 92 - 92 NM Tax impact of restructuring and transformational project costs (4) (42) (29) (13) -44.8% Tax impact of acquisition-related costs (4) (37) (38) 1 2.6% Tax impact of goodwill impairment (4) (10) - (10) NM Impact of other non-routine tax adjustments 10 - 10 NM Net earnings adjusted for Certain Items (Non-GAAP) $ 2,184 $ 2,167 $ 17 0.8% Diluted earnings per share (GAAP) $ 3.73 $ 3.89 $ (0.16) -4.1% Impact of restructuring and transformational project costs (2) 0.37 0.24 0.13 54.2% Impact of acquisition-related costs (3) 0.33 0.32 0.01 3.1% Impact of goodwill impairment 0.19 - 0.19 NM Tax impact of restructuring and transformational project costs (4) (0.09) (0.06) (0.03) -50.0% Tax impact of acquisition-related costs (4) (0.08) (0.08) - 0.0% Tax impact of goodwill impairment (4) (0.02) - (0.02) NM Impact of other non-routine tax adjustments 0.02 - 0.02 NM Diluted earnings per share adjusted for Certain Items (Non-GAAP) (5) $ 4.46 $ 4.31 $ 0.15 3.5% Diluted shares outstanding 489,825,648 503,096,086 NM represents that the percentage change is not meaningful. (2) Fiscalyear2025includes$57millionrelatedtorestructuringandseverancechargesand$126millionrelatedtovarioustransformationinitiativecosts,primarilyconsistingofsupply chaintransformationcostsandchangestoourbusinesstechnologystrategy.Fiscalyear2024includes$56millionrelatedtorestructuringandseverancechargesand$64millionrelated to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscalyear2025includes$133millionofintangibleamortizationexpenseand$27millioninacquisitionandduediligencecosts.Fiscalyear2024includes$128millionofintangible amortization expense and $31 million in acquisition and due diligence costs. (4) ThetaximpactofadjustmentsforCertainItemsiscalculatedbymultiplyingthepretaximpactofeachCertainItembythestatutoryratesineffectforeachjurisdictionwherethe Certain Item was incurred. (5) Individualcomponentsofdilutedearningspersharemaynotadduptothetotalpresentedduetorounding.Totaldilutedearningspershareiscalculatedusingadjustednetearnings divided by diluted shares outstanding. (1) Represents a constant currency adjustment, which eliminates the impact of foreign currency fluctuations on the current year results. Sysco Corporation and its Consolidated Subsidiaries Segment Results Non - GAAP Reconciliation (Unaudited) Impact of Certain Items, FY25 vs FY24, Continued (Dollars in Millions) 42 52-Week Period Ended Jun. 28, 2025 52-Week Period Ended Jun. 29, 2024 Change in Dollars %/bps Change Sales (GAAP) $ 81,370 $ 78,844 $ 2,526 3.2% Impact of Mexico joint venture sales (207) (536) 329 0.4% Comparable sales excluding Mexico joint venture (Non-GAAP) $ 81,163 $ 78,308 $ 2,855 3.6% Sales (GAAP) $ 81,370 $ 78,844 $ 2,526 3.2% Impact of currency fluctuations (1) 33 33 0.0% Comparable sales using a constant currency basis (Non-GAAP) $ 81,403 $ 78,844 $ 2,559 3.2% Cost of sales (GAAP) $ 66,401 $ 64,236 $ 2,165 3.4% Gross profit (GAAP) $ 14,969 $ 14,608 $ 361 2.5% Impact of currency fluctuations (1) (10) (10) -0.1% Comparable gross profit adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 14,959 $ 14,608 $ 351 2.4% Gross margin (GAAP) 18.40% 18.53% -13 bps Impact of currency fluctuations (1) -0.02% -2 bps Comparable gross margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 18.38% 18.53% -15 bps Operating expenses (GAAP) $ 11,881 $ 11,406 $ 475 4.2% Impact of restructuring and transformational project costs (2) (183) (120) (63) -52.5% Impact of acquisition-related costs (3) (160) (159) (1) -0.6% Impact of goodwill impairment (92) - (92) NM Operating expenses adjusted for Certain Items (Non-GAAP) 11,446 11,127 319 2.9% Impact of currency fluctuations (1) (11) (11) -0.1% Comparable operating expenses adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 11,435 $ 11,127 $ 308 2.8% Operating expense as a percentage of sales (GAAP) 14.60% 14.47% 13 bps Impact of certain items adjustments -0.53% -0.36% -17 bps Adjusted operating expense as a percentage of sales (Non-GAAP) 14.07% 14.11% -4 bps Operating income (GAAP) $ 3,088 $ 3,202 $ (114) -3.6% Impact of restructuring and transformational project costs (2) 183 120 63 52.5% Impact of acquisition-related costs (3) 160 159 1 0.6% Impact of goodwill impairment 92 - 92 NM Operating income adjusted for Certain Items (Non-GAAP) 3,523 3,481 42 1.2% Impact of currency fluctuations (1) 2 2 0.1% Comparable operating income adjusted for Certain Items using a constant currency basis (Non-GAAP) $ 3,525 $ 3,481 $ 44 1.3% Operating margin (GAAP) 3.80% 4.06% -26 bps Operating margin adjusted for Certain Items (Non-GAAP) 4.33% 4.42% -9 bps Operating margin adjusted for Certain Items using a constant currency basis (Non-GAAP) 4.33% 4.42% -9 bps Net earnings (GAAP) $ 1,828 $ 1,955 $ (127) -6.5% Impact of restructuring and transformational project costs (2) 183 120 63 52.5% Impact of acquisition-related costs (3) 160 159 1 0.6% Impact of goodwill impairment 92 - 92 NM Tax impact of restructuring and transformational project costs (4) (42) (29) (13) -44.8% Tax impact of acquisition-related costs (4) (37) (38) 1 2.6% Tax impact of goodwill impairment (4) (10) - (10) NM Impact of other non-routine tax adjustments 10 - 10 NM Net earnings adjusted for Certain Items (Non-GAAP) $ 2,184 $ 2,167 $ 17 0.8% Diluted earnings per share (GAAP) $ 3.73 $ 3.89 $ (0.16) -4.1% Impact of restructuring and transformational project costs (2) 0.37 0.24 0.13 54.2% Impact of acquisition-related costs (3) 0.33 0.32 0.01 3.1% Impact of goodwill impairment 0.19 - 0.19 NM Tax impact of restructuring and transformational project costs (4) (0.09) (0.06) (0.03) -50.0% Tax impact of acquisition-related costs (4) (0.08) (0.08) - 0.0% Tax impact of goodwill impairment (4) (0.02) - (0.02) NM Impact of other non-routine tax adjustments 0.02 - 0.02 NM Diluted earnings per share adjusted for Certain Items (Non-GAAP) (5) $ 4.46 $ 4.31 $ 0.15 3.5% Diluted shares outstanding 489,825,648 503,096,086 NM represents that the percentage change is not meaningful. (2) Fiscalyear2025includes$57millionrelatedtorestructuringandseverancechargesand$126millionrelatedtovarioustransformationinitiativecosts,primarilyconsistingofsupply chaintransformationcostsandchangestoourbusinesstechnologystrategy.Fiscalyear2024includes$56millionrelatedtorestructuringandseverancechargesand$64millionrelated to various transformation initiative costs, primarily consisting of changes to our business technology strategy. (3) Fiscalyear2025includes$133millionofintangibleamortizationexpenseand$27millioninacquisitionandduediligencecosts.Fiscalyear2024includes$128millionofintangible amortization expense and $31 million in acquisition and due diligence costs. (4) ThetaximpactofadjustmentsforCertainItemsiscalculatedbymultiplyingthepretaximpactofeachCertainItembythestatutoryratesineffectforeachjurisdictionwherethe Certain Item was incurred. (5) Individualcomponentsofdilutedearningspersharemaynotadduptothetotalpresentedduetorounding.Totaldilutedearningspershareiscalculatedusingadjustednetearnings divided by diluted shares outstanding. (1) Represents a constant currency adjustment, which eliminates the impact of foreign currency fluctuations on the current year results.

Projected Adjusted EPS Guidance Adjusted earnings per share is a non - GAAP financial measure ; however, we cannot predict with certainty the magnitude or scope of certain items that would be included in the most directly comparable GAAP measure for the relevant future periods, and such items may be significant . Due to these uncertainties, we cannot provide a quantitative reconciliation of projected adjusted EPS to the most directly comparable GAAP financial measure without unreasonable effort . However, we expect to calculate adjusted earnings per share and resulting compound annual growth rate (CAGR) amounts for future periods in the same manner as the reconciliations provided for the historical periods herein . 43

Earnings Before Interest, Taxes, Depreciation and Amortization EBITDA represents net earnings (loss) plus ( i ) interest expense, (ii) income tax expense and benefit, (iii) depreciation and (iv) amortization . The net earnings (loss) component of our EBITDA calculation is impacted by Certain Items that we do not consider representative of our underlying performance . As a result, in the non - GAAP reconciliations below for each period presented, adjusted EBITDA is computed as EBITDA plus the impact of Certain Items, excluding certain items related to interest expense, income taxes, depreciation and amortization . Sysco's management considers growth in this metric to be a measure of overall financial performance that provides useful information to management and investors about the profitability of the business, as it facilitates comparison of performance on a consistent basis from period to period by providing a measurement of recurring factors and trends affecting our business . Additionally, it is a commonly used component metric used to inform on capital structure decisions . Adjusted EBITDA should not be used as a substitute for the most comparable GAAP financial measure in assessing the company’s financial performance for the periods presented . An analysis of any non - GAAP financial measure should be used in conjunction with results presented in accordance with GAAP . In the tables that follow, adjusted EBITDA for each period presented is reconciled to net earnings . 44

Projected Adjusted EBITDA Guidance Adjusted EBITDA is a non - GAAP financial measure ; however, we cannot predict with certainty the particular certain items that would be excluded from the calculation of this measure for future periods . Due to these uncertainties, we cannot provide a quantitative reconciliation of this non - GAAP financial measure to the most directly comparable GAAP financial measure without unreasonable effort . However, we expect to calculate adjusted EBITDA for future periods in the same manner as the reconciliations provided for the historical periods herein . 45

Sysco Corporation and its Consolidated Subsidiaries Non - GAAP Reconciliation (Unaudited) Net Debt to Adjusted EBITDA (In Millions) Net Debt to Adjusted EBITDA is a non - GAAP financial measure frequently used by investors and credit rating agencies . It is an important measure used by management to evaluate our access to liquidity, and we believe it is a representation of our financial strength . Our Net Debt to Adjusted EBITDA ratio is calculated using a numerator of our debt minus cash and cash equivalents, divided by the sum of the most recent four quarters of Adjusted EBITDA . In the table that follows, we have provided the calculation of our debt and net debt as a ratio of Adjusted EBITDA . 46 June 27, 2026 Current maturities of long-term debt $ 1,201 Long-term debt 12,315 Total Debt (GAAP) 13,516 Cash & Cash Equivalents (1,786) Net Debt (Non-GAAP) $ 11,730 Net Earnings for the previous 12 months (GAAP) $ 1,757 Adjusted EBITDA for the previous 12 months (Non-GAAP) (1) $ 4,387 Total Debt/Net Earnings Ratio (GAAP) 7.69 Total Debt/Adjusted EBITDA Ratio (Non-GAAP) 3.08 Net Debt/Adjusted EBITDA Ratio (Non-GAAP) 2.67 (1) Refer to Impact of Certain Items on Earnings Before Interest, Taxes, Depreciation and Amortization (Trailing Twelve Months) Non-GAAP Reconciliation.

Sysco Corporation and its Consolidated Subsidiaries
Non-GAAP Reconciliation (Unaudited)
Impact of Certain Items on Earnings Before Interest, Taxes, Depreciation and Amortization (Trailing Twelve Months)
(In Millions)

	13-Week Period Ended Jun. 27, 2026	13-Week Period Ended Mar. 28, 2026	13-Week Period Ended Dec. 27, 2025	13-Week Period Ended Sep. 27, 2025	Total
Net earnings (GAAP)	$ 551	$ 340	$ 389	$ 477	$ 1,757
Interest (GAAP)	205	168	173	171	717
Income taxes (GAAP)	169	105	121	124	519
Depreciation and amortization (GAAP)	252	251	240	233	976
EBITDA (Non-GAAP)	$ 1,177	$ 864	$ 923	$ 1,005	$ 3,969
Certain Item adjustments:					
Impact of restructuring, transformational project, and other costs (1)	77	93	55	55	280
Impact of acquisition-related costs (2)	38	13	23	10	84
Impact of deal contingent rate lock transactions (3)	54	-	-	-	54
EBITDA adjusted for Certain Items (Non-GAAP) (4)	$ 1,346	$ 970	$ 1,001	$ 1,070	$ 4,387

(1) Includes charges related to restructuring and severance, as well as various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy, excluding charges related to accelerated depreciation. In addition, the 13-week period ended Jun. 27, 2026 includes the reversal of charges associated with a legal matter that were included in the 13-week period ended Mar. 28, 2026.

(2) Includes acquisition and due diligence costs.

(3) Includes a loss on deal contingent rate lock transactions related to the planned acquisition of Jetro Restaurant Depot.

(4) In arriving at adjusted EBITDA, Sysco does not adjust out interest income of $8 million or non-cash stock compensation expense of $24 million in Q4 fiscal year 2026, interest income of $6 million or non-cash stock compensation expense of $31 million in Q3 fiscal year 2026, interest income of $5 million or non-cash stock compensation expense of $33 million in Q2 fiscal year 2026, and interest income of $6 million or non-cash stock compensation expense of $31 million in Q1 fiscal year 2026.

47

Sysco

Sysco Corporation and its Consolidated Subsidiaries Non - GAAP Reconciliation (Unaudited) Net Debt to Adjusted EBITDA (In Millions) Net Debt to Adjusted EBITDA is a non - GAAP financial measure frequently used by investors and credit rating agencies . It is an important measure used by management to evaluate our access to liquidity, and we believe it is a representation of our financial strength . Our Net Debt to Adjusted EBITDA ratio is calculated using a numerator of our debt minus cash and cash equivalents, divided by the sum of the most recent four quarters of Adjusted EBITDA . In the table that follows, we have provided the calculation of our debt and net debt as a ratio of Adjusted EBITDA . 48 March 28, 2026 Current maturities of long-term debt $ 1,190 Long-term debt 12,818 Total Debt (GAAP) 14,008 Cash & Cash Equivalents (1,900) Net Debt (Non-GAAP) $ 12,108 Net Earnings for the previous 12 months (GAAP) $ 1,737 Adjusted EBITDA for the previous 12 months (Non-GAAP) (1) $ 4,327 Total Debt/Net Earnings Ratio (GAAP) 8.06 Total Debt/Adjusted EBITDA Ratio (Non-GAAP) 3.24 Net Debt/Adjusted EBITDA Ratio (Non-GAAP) 2.80 (1) Refer to Impact of Certain Items on Earnings Before Interest, Taxes, Depreciation and Amortization (Trailing Twelve Months) Non-GAAP Reconciliation.

Sysco Corporation and its Consolidated Subsidiaries
Non-GAAP Reconciliation (Unaudited)
Impact of Certain Items on Earnings Before Interest, Taxes, Depreciation and Amortization (Trailing Twelve Months)
(In Millions)

	13-Week Period Ended Mar. 28, 2026	13-Week Period Ended Dec. 27, 2025	13-Week Period Ended Sep. 27, 2025	13-Week Period Ended Jun. 28, 2025	Total
Net earnings (GAAP)	$ 340	$ 389	$ 477	$ 531	$ 1,737
Interest (GAAP)	168	173	171	166	678
Income taxes (GAAP)	105	121	124	186	536
Depreciation and amortization (GAAP)	251	240	233	234	958
EBITDA (Non-GAAP)	$ 864	$ 923	$ 1,005	$ 1,117	$ 3,909
Certain Item adjustments:					
Impact of restructuring, transformational project, and other costs (1)	93	55	55	74	277
Impact of acquisition-related costs (2)	13	23	10	3	49
Impact of goodwill impairment	-	-	-	92	92
EBITDA adjusted for Certain Items (Non-GAAP) (3)	$ 970	$ 1,001	$ 1,070	$ 1,286	$ 4,327

(1) Includes charges related to restructuring and severance, as well as various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy, excluding charges related to accelerated depreciation. In addition, the 13-week period ended Mar. 28, 2026 includes charges associated with a legal matter.

(2) Includes acquisition and due diligence costs.

(3) In arriving at adjusted EBITDA, Sysco does not adjust out interest income of $6 million or non-cash stock compensation expense of $31 million in Q3 fiscal year 2026, interest income of $5 million or non-cash stock compensation expense of $33 million in Q2 fiscal year 2026, interest income of $6 million or non-cash stock compensation expense of $31 million in Q1 fiscal year 2026, and interest income of $8 million or non-cash stock compensation expense of $19 million in Q4 fiscal year 2025.

49

Sysco Corporation and its Consolidated Subsidiaries Non - GAAP Reconciliation (Unaudited) Net Debt to Adjusted EBITDA (In Millions) 50 December 27, 2025 Current maturities of long-term debt $ 1,150 Long-term debt 12,440 Total Debt (GAAP) 13,590 Cash & Cash Equivalents (1,222) Net Debt (Non-GAAP) $ 12,368 Net Earnings for the previous 12 months (GAAP) $ 1,797 Adjusted EBITDA for the previous 12 months (Non-GAAP) (1) $ 4,326 Total Debt/Net Earnings Ratio (GAAP) 7.56 Total Debt/Adjusted EBITDA Ratio (Non-GAAP) 3.14 Net Debt/Adjusted EBITDA Ratio (Non-GAAP) 2.86 NetDebttoAdjustedEBITDAisanon-GAAPfinancialmeasurefrequentlyusedbyinvestorsandcreditrating agencies.Itisanimportantmeasureusedbymanagementtoevaluateouraccesstoliquidity,andwebelieve itisarepresentationofourfinancialstrength.OurNetDebttoAdjustedEBITDAratioiscalculatedusinga numeratorofourdebtminuscashandcashequivalents,dividedbythesumofthemostrecentfourquarters ofAdjustedEBITDA.Inthetablethatfollows,wehaveprovidedthecalculationofourdebtandnetdebtasa ratio of Adjusted EBITDA. (1) Refer to Impact of Certain Items on Earnings Before Interest, Taxes, Depreciation and Amortization (Trailing Twelve Months) Non-GAAP Reconciliation

Sysco Corporation and its Consolidated Subsidiaries
Non-GAAP Reconciliation (Unaudited)
Impact of Certain Items on Earnings Before Interest, Taxes, Depreciation and Amortization (Trailing Twelve Months)
(In Millions)

	13-Week Period Ended Dec. 27, 2025	13-Week Period Ended Sep. 27, 2025	13-Week Period Ended Jun. 28, 2025	13-Week Period Ended Mar. 29, 2025	Total
Net earnings (GAAP)	$ 389	$ 477	$ 531	$ 401	$ 1,798
Interest (GAAP)	173	171	166	149	659
Income taxes (GAAP)	121	124	186	122	553
Depreciation and amortization (GAAP)	240	233	234	238	945
EBITDA (Non-GAAP)	$ 923	$ 1,005	$ 1,117	$ 910	$ 3,955
Certain Item adjustments:					
Impact of restructuring and transformational project costs (1)	55	55	74	49	233
Impact of acquisition-related costs (2)	23	10	3	10	46
Impact of goodwill impairment	-	-	92	-	92
EBITDA adjusted for Certain Items (Non-GAAP) (3)	$ 1,001	$ 1,070	$ 1,286	$ 969	$ 4,326

(1) Includes charges related to restructuring and severance, as well as various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy, excluding charges related to accelerated depreciation.

(2) Includes acquisition and due diligence costs.

(3) In arriving at adjusted EBITDA, Sysco does not adjust out interest income of $5 million or non-cash stock compensation expense of $33 million in Q2 fiscal year 2026, interest income of $6 million or non-cash stock compensation expense of $31 million in Q1 fiscal year 2026, interest income of $8 million or non-cash stock compensation expense of $19 million in Q4 fiscal year 2025, and interest income of $7 million or non-cash stock compensation expense of $15 million in Q3 fiscal year 2025.

51

Sysco

Net Debt to Adjusted EBITDA Leverage Ratio Targets We expect to achieve our long - term net debt to adjusted EBITDA leverage ratio target . We cannot predict with certainty when we will achieve these results or whether the calculation of our EBITDA will be on an adjusted basis in future periods to exclude the effect of certain items . Due to these uncertainties, we cannot provide a quantitative reconciliation of these potentially non - GAAP measures to the most directly comparable GAAP measure without unreasonable effort . However, we expect to calculate these adjusted results, if applicable, in the same manner as the reconciliations provided for the historical periods that are presented herein . Form of calculation : Current maturities of long - term debt Long term debt Total Debt (GAAP) Less cash and cash equivalents Net Debt (Non - GAAP) Net Earnings (GAAP) Interest (GAAP) Income taxes (GAAP) Depreciation and amortization (GAAP) EBITDA (Non - GAAP) Certain item Adjustments : Impact of restructuring and transformational project costs Impact of acquisition - related intangible amortization EBITDA adjusted for Certain Items (Non - GAAP) Total Debt to Earnings Ratio (GAAP) Total Debt to Adjusted EBITDA Ratio (Non - GAAP) Net Debt to Adjusted EBITDA Ratio (Non - GAAP) 52

Sysco Corporation and its Consolidated Subsidiaries
Non-GAAP Reconciliation (Unaudited)
Adjusted EBITDA to Free Cash Flow Conversion
(Trailing Twelve Months Ended Dec. 27, 2025, Dollars in Millions)

EBITDA represents net earnings (loss) plus (i) interest expense, (ii) income tax expense and benefit, (iii) depreciation and (iv) amortization. The net earnings (loss) component of our EBITDA calculation is impacted by Certain Items that we do not consider representative of our underlying performance. As a result, in the non-GAAP reconciliations below for each period presented, Adjusted EBITDA is computed as EBITDA plus the impact of Certain Items, excluding certain items related to interest expense, income taxes, depreciation and amortization. In the below reconciliation, Free Cash Flow is calculated by using Adjusted EBITDA, less purchases of plant and equipment, and adding in proceeds from sales of plant and equipment. Our Adjusted EBITDA to Free Cash Flow Conversion is calculated using a numerator of Free Cash Flow divided by EBITDA Adjusted for Certain Items. In the table that follows, we have provided the calculation of Adjusted EBITDA to Free Cash Flow Conversion.

	13-Week Period Ended Mar. 29, 2025	13-Week Period Ended Jun. 28, 2025	13-Week Period Ended Sep. 27, 2025	13-Week Period Ended Dec. 27, 2025	52- Week Period Ended Dec. 27, 2025
Sales (GAAP)	$ 19,598	$ 21,138	$ 21,148	$ 20,762	$ 82,646
Operating Income (GAAP)	$ 681	$ 889	$ 800	$ 692	$ 3,062
Net earnings (GAAP)	$ 401	$ 531	$ 476	$ 389	$ 1,797
Interest (GAAP)	149	166	172	173	660
Income taxes (GAAP)	122	186	124	121	553
Depreciation and amortization (GAAP)	238	234	233	240	945
EBITDA (Non-GAAP)	$ 910	$ 1,117	$ 1,005	$ 923	$ 3,955
Certain Item adjustments:					
Impact of restructuring and transformational project costs (1)	$ 49	$ 74	$ 54	$ 55	$ 232
Impact of acquisition-related costs	10	3	11	23	47
Impact of goodwill impairment	—	92	—	—	92
EBITDA adjusted for Certain Items (Non-GAAP) (2)	$ 969	$ 1,286	$ 1,070	$ 1,001	$ 4,326
Other expense (income), net	9	6	28	9	52
Depreciation and amortization, as adjusted (Non-GAAP) (3)	(205)	(197)	(200)	(203)	(805)
Operating income adjusted for Certain Items (Non-GAAP)	$ 773	$ 1,095	$ 898	$ 807	$ 3,573

53

Sysco

Sysco Corporation and its Consolidated Subsidiaries Non - GAAP Reconciliation (Unaudited) Impact of Certain Items on Earnings Before Interest, Taxes, Depreciation and Amortization (Trailing Twelve Months) (Dollars in Millions) 54

Sysco Corporation and its Consolidated Subsidiaries
Non-GAAP Reconciliation (Unaudited)
Adjusted EBITDA to Free Cash Flow Conversion
(Trailing Twelve Months Ended Dec. 27, 2025, Dollars in Millions) continued

	13-Week Period Ended Mar. 29, 2025	13-Week Period Ended Jun. 28, 2025	13-Week Period Ended Sep. 27, 2025	13-Week Period Ended Dec. 27, 2025	52- Week Period Ended Dec. 27, 2025
Operating margin (GAAP)	3.5 %	4.2 %	3.8 %	3.3 %	3.7 %
EBITDA margin adjusted for Certain Items (Non-GAAP)	4.9 %	6.1 %	5.1 %	4.8 %	5.2 %
Additions to plant and equipment	$ (199)	$ (374)	$ (160)	$ (140)	$ (873)
Proceeds from sales of plant and equipment	3	45	24	78	150
Capex (Non-GAAP)	$ (196)	$ (329)	$ (136)	$ (62)	$ (723)
Free Cash Flow (Adj. EBITDA minus Capex, Non-GAAP)	$ 773	$ 957	$ 934	$ 939	$ 3,603
Free Cash Flow Conversion (Free Cash Flow divided by EBITDA, Non-GAAP)	79.8 %	74.4 %	87.3 %	93.8 %	83.3 %

(1) Fiscal 2026 and fiscal 2025 include charges related to restructuring and severance, as well as various transformation initiative costs, primarily consisting of supply chain transformation costs and changes to our business technology strategy, excluding charges related to accelerated depreciation.

(2) In arriving at adjusted EBITDA, Sysco does not adjust out interest income of $5 million or non-cash stock compensation expense of $33 million in Q2 fiscal 2026, interest income of $6 million or non-cash stock compensation expense of $31 million in Q1 fiscal 2026, interest income of $8 million or non-cash stock compensation expense of $19 million in Q4 fiscal 2025, and interest income of $7 million or non-cash stock compensation expense of $15 million in Q3 fiscal 2025.

(3) Q2 fiscal 2026 includes $240 million in GAAP depreciation and amortization expense, less $37 million of Non-GAAP depreciation and amortization expense primarily related to acquisitions. Q1 fiscal 2026 includes $233 million in GAAP depreciation and amortization expense, less $33 million of Non-GAAP depreciation and amortization expense primarily related to acquisitions. Q4 fiscal 2025 includes $234 million in GAAP depreciation and amortization expense, less $37 million of Non-GAAP depreciation and amortization expense primarily related to acquisitions. Q3 fiscal 2025 includes $238 million in GAAP depreciation and amortization expense, less $33 million of Non-GAAP depreciation and amortization expense primarily related to acquisitions.

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